UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES


Investment Company Act file number  811-4260
                                   ------------


                       AXP GOVERNMENT INCOME SERIES, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


  50606 AXP Financial Center, Minneapolis, Minnesota                55474
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         (Address of principal executive offices)                 (Zip code)


Leslie L. Ogg - 901 S. Marquette Avenue, Suite 2810, Minneapolis, MN 55402-3268
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (612) 330-9283
                                                    -----------------

Date of fiscal year end:     5/31
                         --------------
Date of reporting period:    5/31
                         --------------

AXP(R)
   Short Duration
         U.S. Government
                Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP Short Duration U.S. Government Fund seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                                            3

Questions & Answers
with Portfolio Management                                4

The Fund's Long-term Performance                         9

Investments in Securities                               10

Financial Statements (Portfolio)                        15

Notes to Financial Statements (Portfolio)               18

Report of Independent Registered
   Public Accounting Firm (Portfolio)                   22

Financial Statements (Fund)                             23

Notes to Financial Statements (Fund)                    26

Report of Independent Registered
Public Accounting Firm (Fund)                           36

Federal Income Tax Information                          37

Board Members and Officers                              39

Proxy Voting                                            41

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

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2   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY 31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Scott Kirby*
Since                                                              6/01
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Scott Kirby

FUND OBJECTIVE

For investors seeking a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities.

Inception dates
A: 8/19/85      B: 3/20/95      C: 6/26/00      Y: 3/20/95

Ticker symbols
A: IFINX        B: ISHOX        C: AXFCX        Y: IDFYX

Total net assets                                         $2.308 billion

Number of holdings                                                  173

Average weighted life**                                       2.3 years

Effective duration***                                         1.3 years

Weighted average bond rating                                        AAA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT  INT.  LONG
  X              HIGH
                 MEDIUM  QUALITY
                 LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie graph)

U.S. government obligations & agencies 45.3%
Mortgage-backed securities 44.6%
Short-term securities* 7.2%
CMBS/ABS** 2.1%
Corporate bonds*** 0.8%

  * 6.8% of the securities in this category is due to security lending activity. 0.4% of the short-term securities is the Fund's cash equivalent position.

 **  Commercial mortgage-backed securities/Asset-backed securities.

***  Includes 0.5% Banks & brokers and 0.3% Other financial.

CREDIT QUALITY SUMMARY

Percentage of portfolio assets excluding cash equivalents

AAA bonds                            100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 ** Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

*** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

Shares of the Fund are not insured or guaranteed by the U.S. government.

Fund holdings are subject to change.

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3   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Kirby details AXP Short Duration U.S. Government Fund's positioning and results for the 12 months ended May 31, 2004.

Q: How did AXP Short Duration U.S. Government Fund perform for the 12 months ended May 31, 2004?

A: AXP Short Duration U.S. Government Fund's Class A shares (excluding sales charge) fell 0.24% for the 12 months ended May 31, 2004. The Fund's benchmark, the Lehman Brothers 1-3 Year Government Index, rose 0.66% for the period. The Fund also underperformed the Lipper Short U.S. Government Funds Index, the Fund's peer group, which rose 0.07% over the same time frame.

    To help keep the Fund competitive with its peers, we implemented a new expense cap effective June 1, 2004, reducing the maximum level of expenses borne by Class A shareholders from 0.97% of net assets per fiscal year to a maximum 0.93% of net assets per year.

Q:  What factors most significantly affected Fund performance?

A: The fiscal period was marked by substantial volatility. Uncertainty regarding the scope of U.S. economic recovery, the potential for rising interest rates, geopolitical events and the continued threat of terrorism influenced the fixed income market throughout the 12 months ended May 31, 2004.

    The Fund was positioned to do well in a low volatility environment, so it struggled through some turbulent periods during this past fiscal year. The Fund's allocation to mortgages also contributed to its underperformance of the benchmark and peer group for the period. Our security selection within the mortgage sector of buying pools that historically have had lower-than-average prepayment risk worked well, however, not well enough to offset the impact of

(bar graph)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004

 0.75%                            (bar 2)
 0.50%                             +0.66%
 0.25%                                                 (bar 3)
 0.00%     (bar 1)                                     +0.07%
-0.25%     -0.24%
-0.50%

(bar 1) AXP Short Duration U.S. Government Fund Class A (excluding sales charge) (bar 2) Lehman Brothers 1-3 Year Government Index (unmanaged)
(bar 3) Lipper Short U.S. Government Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

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4   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> The period was marked by significant volatility as the market tried to determine what action the Federal Reserve Board (the Fed) would take with interest rates. (end callout quote)

    the volatile environment. The volatility experienced was primarily due to the market trying to determine what action the Federal Reserve Board (the
    Fed) would take with interest rates.

    Shortly before the start of the new fiscal year, a Federal Reserve Board meeting took place in which the Fed introduced the idea

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                    Class C                      Class Y
(Inception dates)           (8/19/85)              (3/20/95)                  (6/26/00)                    (3/20/95)
                        NAV(1)     POP(2)      NAV(1)   After CDSC(3)     NAV(1)    After CDSC(4)      NAV(5)     POP(5)
as of May 31, 2004
1 year                  -0.24%     -4.97%      -0.99%      -4.89%         -0.99%       -0.99%          -0.08%     -0.08%
3 years                 +3.44%     +1.78%      +2.67%      +1.71%         +2.67%       +2.67%          +3.61%     +3.61%
5 years                 +4.05%     +3.04%      +3.27%      +3.09%           N/A          N/A           +4.21%     +4.21%
10 years                +5.45%     +4.94%        N/A         N/A            N/A          N/A             N/A        N/A
Since inception           N/A        N/A       +4.60%      +4.60%         +4.07%       +4.07%          +5.55%     +5.55%

as of June 30, 2004
1 year                  -0.20%     -4.94%      -0.95%      -4.85%         -0.95%       -0.95%          -0.04%     -0.04%
3 years                 +3.38%     +1.72%      +2.60%      +1.64%         +2.60%       +2.60%          +3.55%     +3.55%
5 years                 +4.09%     +3.08%      +3.30%      +3.13%           N/A          N/A           +4.25%     +4.25%
10 years                +5.43%     +4.92%        N/A         N/A            N/A          N/A             N/A        N/A
Since inception           N/A        N/A       +4.55%      +4.55%         +3.97%       +3.97%          +5.50%     +5.50%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

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5   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    that the probability of deflation exceeded that of inflation over the next few calendar quarters. The fixed income market rallied, fueled by the belief that interest rates would remain low and that the Fed would do whatever was necessary to fight deflation. Two-year U.S. Treasury yields rallied slightly at the start of fiscal year in June 2003. Then, on June 25, 2003, the Fed disappointed the market by cutting the targeted federal funds rate by only 0.25% to 1.00%. The Fed's move led to a market sell-off, and U.S. Treasury yields rose dramatically. The market perceived that deflation was not as big of a threat as the Fed had led it to believe.

    Given the Fed's conservative action, coupled with signs that the economy may start to recover, the two-year U.S. Treasury yield rose from 1.08% in June to over 2% by the end of August. During this period, mortgage securities underperformed dramatically. The performance of the mortgage securities held in the Fund hurt overall performance. The duration of the Fund during the back up in rates was not short enough to offset the mortgage impact. From September 2003 until the beginning of March 2004, two-year U.S. Treasury yields generally stayed in a relatively tight range of 1.60% to 1.90% breaking out briefly both higher and lower in rates. Mortgages performed well during this period. During this period we also set the Fund's duration slightly short of its benchmark due to the uncertainty of how and when the economy would recover. This strategy was designed to produce principal preservation, but it did slightly detract from performance.

    Early in 2004, U.S. fixed income markets (as measured by the Lehman Brothers Aggregate Bond Index) outperformed most stock market indices. Geopolitical tensions, global terrorist attacks and problems in the war with Iraq shook investors' confidence in the stock market and increased investors' interest in the fixed income market. Disappointing employment reports continued, which caused investors to question whether the U.S. economic recovery was really back on track. Although signs of an economic recovery were evident, it began to appear as if the jobs necessary to sustain the recovery were not developing. Fixed income investors grew concerned as weak employment reports continued in February (published in March), even though other data suggested that the jobs would eventually come through. During this period, the Fund performed well as the mortage securities in the Fund outperformed Treasury bonds. During this period, we reduced the duration as we expected the recovery may develop slower than expected.

    A long-awaited strong employment report came through in early April to show that

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6   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    non-farm payrolls increased by 308,000 in March. Also, the previous two months payroll numbers were revised upward. Another strong employment report in April (published in early May) was further evidence that the recovery picture was in sharper focus.

    As the economic recovery developed, we reduced the Fund's duration and reduced its exposure to mortgage backed securities. To add income, we increased the weighting in short-term agency securities. We continue to hold a defensive position as the economic recovery gains strength. Throughout the period, the Fund participated in the use of derivative instruments. The use of derivative instruments, such as listed futures, is primarily for hedging either duration or the yield curve. The Fund will also use listed contracts, such as eurodollar and swap contracts, to manage spread product exposure in the portfolio.

Q:  What changes did you make to the Fund and how is it currently positioned?

A: Over the fiscal year, we improved the structure of the Fund in an effort to reduce the effects of market volatility on Fund performance. We continued to balance the Fund's weightings in U.S. government Treasury, agency and mortgage-backed securities to provide adequate income within a lower-risk framework. Mortgage-backed securities comprise approximately half of the Fund's portfolio. The mortgage securities we held at the beginning of the fiscal year had characteristics that helped protect these securities from prepayments. As we approached the end of the fiscal year, the environment shifted from prepayment risk to duration extension risk. We changed the mortgage strategy to focus on higher coupons and more seasoned bonds, which we expect to outperform when the Fed increases rates. We also reduced the Fund's allocation to U.S. government agencies from overweight to neutral as agency spreads widened. We have recently added back exposure to agencies to capture some of the recent spread widening. Throughout the year we continued to position the Fund with securities that roll down the yield curve. As we got closer to a rate increase by the Fed, we have started to move the Fund toward a barbell strategy. In a barbell strategy, the Fund owns positions at the short and longer end of the yield curve. We favor this strategy when we believe the yield curve will flatten. We also used a mortgage forward purchase or roll strategy, which contributed to a portfolio turnover rate of 125% for the period. We have reduced the use of this strategy over the course of the year.

    Through this reporting period, we believed signs were leading toward a pickup in the economic recovery.

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7   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Questions & Answers

    Therefore, our outlook called for the Federal Reserve Board to raise the target federal funds rate sooner than the view that was priced into the market. Based on this outlook, we shortened the duration of the Fund and improved the structure in its mortgage holdings. When job creation did not materialize as quickly as we expected, the Fund gave up some performance versus its broad-based benchmark due to its shorter duration. We took defensive measures to reduce the Fund's exposure to volatility whenever possible. For example, we maintained approximately the same allocation in mortgage-backed securities, but improved the characteristics of these securities to reduce their exposure to volatility. Toward the end of the period, we started to reduce the Fund's overall exposure to mortage-backed securities due to valuations.

Q:  How do you intend to manage the Fund in the coming months?

A: Looking ahead, we believe the Fed will raise interest rates some time this summer. The key question is by how much? The fixed income futures market was already pricing in a total of 100 basis points (1%) in a series of interest rate increases by the end of December 2004. We have positioned the Fund for ongoing economic recovery and a moderately higher interest rate environment.

    Our continued strategy is to provide added portfolio value with a moderate amount of risk. We like the balance of risk and performance of the securities we currently hold. We intend to keep the Fund's duration shorter than the benchmark until we believe the market has finished pricing in any Fed increases. We also intend to maintain a defensive, lower allocation to mortgage-backed securities until their valuations become more attractive. Finally, we intend to favor a barbell strategy, owning positions at the short and longer ends of the curve, for the near term, given our view that the yield curve will flatten once the Fed begins to raise interest rates over the coming months. As always, we continue to seek attractive buying opportunities. Quality issues and security selection remain a priority.

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8   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP Short Duration U.S. Government Fund Class A shares (from 6/1/94 to 5/31/04) as compared to the performance of two widely cited performance indices, the Lehman Brothers 1-3 Year Government Index and the Lipper Short U.S. Government Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(line graph)

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                     IN AXP SHORT TERM U.S. GOVERNMENT FUND

AXP Short Duration U.S.
  Government Fund Class A     $ 9,525  $10,348  $10,952  $11,799   $12,761  $13,282   $13,281  $14,634  $15,479   $16,237   $16,198
Lehman Brothers 1-3 Year
  Government Index(1)         $10,000  $10,736  $11,303  $12,050   $12,890  $13,570   $14,117  $15,538  $16,532   $17,466   $17,581
Lipper Short U.S.
  Government Funds Index(2)   $10,000  $10,711  $11,219  $11,948   $12,741  $13,354   $13,847  $15,202  $15,999   $16,735   $16,747
                                '94      '95      '96      '97       '98      '99       '00      '01      '02       '03       '04

(1) Lehman Brothers 1-3 Year Government Index, an unmanaged index, is made up of all publicly issued, non-convertible domestic debt of the U.S. government, or agency thereof, or any quasi-federal corporation. The index also includes corporate debt guaranteed by the U.S. government. Only notes and bonds with a minimum maturity of one year up to a maximum maturity of
     2.9 years are included.

(2) The Lipper Short U.S. Government Funds Index, published by Lipper Inc., includes the 30 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different investment policies and objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                            -4.97%
5 years                                                           +3.04%
10 years                                                          +4.94%

             Results for other share classes can be found on page 5.

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9   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Investments in Securities

Government Income Portfolio

May 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (98.9%)
Issuer                Coupon                     Principal         Value(a)
                       rate                       amount

U.S. government obligations & agencies (48.3%)
Federal Farm Credit Bank
   07-17-06     2.13%                          $15,100,000      $14,853,870
   10-02-06     2.38                            14,600,000       14,367,130
Federal Home Loan Bank
   09-15-06     2.88                            17,400,000       17,336,316
Federal Home Loan Mtge Corp
   01-15-06     5.25                            43,500,000       45,373,197
   08-15-06     2.75                            92,650,000       92,262,445
   08-25-06     3.13                            42,000,000       41,855,071
   10-27-06     3.00                            15,000,000       14,939,214
   02-15-07     2.38                            43,625,000       42,583,715
   09-15-08     3.63                            11,543,000       11,362,583
Federal Natl Mtge Assn
   02-28-06     2.25                             6,770,000        6,726,279
   02-15-07     2.38                            36,985,000       36,107,420
   05-15-08     6.00                            17,850,000       19,223,433
Student Loan Mtge Assn
   03-15-06     5.25                            13,200,000       13,780,510
   12-15-32     2.25                            16,325,000       16,296,921
   03-15-33     2.16                            14,800,000       14,785,644
U.S. Treasury
   02-15-05     7.50                            27,500,000(j)    28,631,158
   08-15-05    10.75                            85,590,000       94,459,948
   11-15-05     5.75                           154,125,000      161,951,621
   12-31-05     1.88                           142,920,000      141,993,307
   01-31-06     1.88                            46,320,000       45,965,374
   11-15-06     3.50                           147,700,000(j)   149,996,291
   08-15-07     3.25                            40,250,000(j)    40,347,486
   11-15-09    10.38                            48,000,000(j)    49,936,896
Total                                                         1,115,135,829

Commercial mortgage-backed/
Asset-backed securities (2.3%)(f)
Centex Home Equity
  Series 2001-A Cl A4
   07-25-29     6.47                             7,516,421        7,741,269
Conseco Finance
  Series 2000-D Cl A4
   12-15-25     8.17                             3,838,962        3,927,061
KSL Resorts
  Series 2003-1A Cl A
   05-15-13     1.65                             7,400,000(h)     7,403,278
LB-UBS Commercial Mtge Trust
  Series 2002 C2 Cl A2
   06-15-26     4.90                             9,600,000        9,887,829
Residential Asset Securities
  Series 2002-KS1 Cl AI4
   11-25-29     5.86                            23,400,000       23,841,792
Total                                                            52,801,229

Mortgage-backed securities (47.5%)(f,g)
Federal Home Loan Mtge Corp
   09-01-09     6.50                               496,207          528,658
   10-01-10     7.00                             1,539,392        1,637,598
   03-01-12     7.50                             5,900,700        6,336,073
   07-01-12     5.50                               650,377          669,812
   02-01-13     5.00                             4,387,044        4,455,420
   04-01-13     4.50                             2,985,581        2,992,812
   04-01-13     5.00                             3,945,587        4,007,082
   05-01-13     4.50                            25,773,152       25,835,991
   01-01-14     4.00                            13,542,059       13,304,853
   05-01-14     4.00                            10,065,000        9,644,496
   06-01-15     7.50                            11,780,508       12,708,135
   04-01-17     6.50                            34,091,854       36,286,610
   07-01-17     6.50                            18,661,292       19,721,616
   11-01-17     5.50                            11,168,015       11,413,923
   07-01-24     8.00                               888,651          967,673
   01-01-25     9.00                             1,077,426        1,202,853
   06-01-25     8.00                               965,816        1,052,595
   08-01-25     8.00                               247,314          269,535
   05-01-26     9.00                             1,813,483        2,026,727

See accompanying notes to investments in securities.
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10   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Issuer                Coupon                     Principal         Value(a)
                       rate                       amount

Mortgage-backed securities (cont.)
Federal Home Loan Mtge Corp (cont.)
  Collateralized Mtge Obligation
   12-15-08     6.00%                          $11,749,234      $12,248,921
   03-15-12     5.00                            18,880,507       19,319,730
   04-15-12     5.00                            21,862,191       22,483,733
   03-15-15     5.50                            40,888,673       41,963,155
   10-15-15     5.00                            29,046,000       29,835,113
   01-15-16     5.00                             9,125,000        9,394,964
   02-15-16     5.00                            28,636,488       29,478,627
   06-15-16     7.00                            14,961,944       15,918,029
   08-15-16     4.00                            13,754,798       13,526,240
   02-15-20     4.50                            15,450,000       15,264,538
  Interest Only
   12-15-12    12.70                            17,890,997(b)     1,408,916
   02-15-14     7.40                            13,987,282(b)     1,240,112
   06-15-18     7.59                            11,175,360(b)       702,735
   01-01-20     0.00                                20,793(b)         3,925
  Interest Only/Inverse Floater
   03-15-32     0.00                             5,359,289(b,e)     505,920
Federal Natl Mtge Assn
   09-01-07     8.50                               226,651          233,007
   10-01-07     7.50                               727,283          776,894
   12-01-08     7.50                             1,176,831        1,249,987
   01-01-09     5.74                             3,254,080        3,438,083
   05-01-09     7.50                             2,541,680        2,715,058
   10-01-09     7.11                             4,315,659        4,797,616
   01-01-10     5.00                             1,312,175        1,335,051
   07-01-11     7.50                             1,134,315        1,211,553
   11-01-12     5.00                               899,512          913,532
   12-01-12     5.00                             1,420,641        1,446,719
   04-01-13     5.50                            17,919,691       18,455,181
   05-01-13     5.00                            22,073,449       22,417,484
   05-01-13     5.50                             5,566,955        5,728,397
   05-01-13     6.00                             1,277,018        1,330,271
   06-01-13     5.00                             3,725,591        3,783,658
   08-01-13     4.50                            10,430,332       10,455,593
   10-01-13     6.00                             3,626,135        3,777,352
   12-01-13     5.50                             1,812,771        1,862,487
   01-01-14     5.50                             1,080,553        1,110,188
   01-01-14     6.00                               638,963          665,609
   03-01-14     6.00                             1,297,022        1,351,110
   06-01-14     6.50                            11,915,144       12,604,570
   08-01-14     6.50                               705,240          745,445
   08-01-15     5.50                            24,300,972       24,967,434
   05-01-17     7.00                             1,196,253        1,272,963
   06-01-17     6.00                            18,298,700       19,130,714
   06-01-17     6.50                             4,644,583        4,904,610
   06-01-17     7.00                             1,090,010        1,159,906
   07-01-17     6.00                            37,901,340       39,615,591
   08-01-17     5.50                            26,166,387       26,854,405
   08-01-17     6.00                            16,196,902       16,865,515
   08-01-17     7.00                             1,808,604        1,924,581
   09-01-17     6.00                               618,876          643,072
   11-01-17     5.50                            25,587,084       26,220,783
   11-01-17     6.00                             2,375,460        2,492,313
   01-01-18     5.50                             2,327,245        2,390,896
   02-01-18     5.50                            16,712,298       17,166,728
   03-01-18     5.50                             1,802,041        1,841,407
   04-01-18     5.50                            14,767,429       15,171,452
   05-01-18     5.50                             4,683,967        4,791,574
   06-01-18     5.50                             1,094,106        1,121,972
   11-01-21     8.00                               352,622          384,977
   11-01-23     6.00                             2,389,378        2,444,586
   06-01-24     9.00                               814,178          905,799
   02-01-26     6.00                               130,704          133,501
   05-01-26     7.50                             1,428,993        1,532,274
   12-01-28     7.00                             3,392,232        3,584,642
   04-01-31     6.50                             5,706,526        5,963,227
   09-01-31     7.50                             3,749,923        4,014,637
   11-01-31     6.50                             2,502,279        2,614,808
   09-01-32     6.50                             3,039,672        3,149,527
   10-01-32     7.00                             1,893,342        1,990,853
   11-01-32     7.00                             1,670,609        1,756,649
   01-01-33     4.85                             3,814,532(i)     3,855,455
   02-01-33     4.87                            20,518,894(i)    20,783,848
   04-01-33     4.37                            15,085,012(i)    15,092,403
   04-01-33     4.60                            11,465,843(i)    11,421,894
   04-01-33     4.88                            12,410,571(i)    12,859,054
   05-01-33     4.60                             9,348,516(i)     9,606,474
   07-01-33     4.45                             5,759,366(i)     5,785,393
   07-01-33     4.46                            13,972,841(i)    13,912,720
   07-01-33     4.97                             7,573,289(i)     7,490,106
   08-01-33     3.06                             1,361,102(i)     1,329,976
   08-01-33     4.12                             3,764,661(i)     3,708,848
   09-01-33     4.20                             3,560,857(i)     3,504,697
  Collateralized Mtge Obligation
   03-25-13     4.50                             8,134,093        8,258,551
   10-25-13     5.00                            23,148,264       23,679,299
   12-25-13     4.50                            21,428,571       21,842,245
   05-25-16     4.00                            11,160,000       10,956,191
   07-25-16     4.00                            11,000,000       10,733,723
   10-25-19     4.50                            14,800,000       14,723,616
   07-25-23     5.50                            21,000,000       21,770,750
   12-25-26     8.00                             5,421,821        5,801,932
   06-25-33     5.32                             7,120,488(i)     7,225,903

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
11   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Issuer                Coupon                     Principal         Value(a)
                       rate                       amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
  Collateralized Mtge Obligation (cont.)
   11-25-33     2.91%                          $13,202,000      $12,987,468
   05-25-34     3.75                            10,100,000       10,057,391
   06-25-34     5.00                            12,750,000       12,895,179
   05-25-42     5.30                            11,500,000       11,833,900
   07-25-42     5.50                            28,960,774       29,430,938
   10-25-42     7.50                             6,432,793        6,870,923
  Interest Only
   05-25-12     0.00                             1,566,840(b)        10,880
   12-25-12    13.29                            13,483,827(b)     1,022,769
   11-25-13    10.08                            10,950,000(b)     1,314,963
   08-01-18     0.00                                11,638(b)         2,128
   01-15-20     0.00                               479,593(b)        94,920
   07-25-22     0.00                             1,615,881(b)       273,136
   03-25-23     7.94                             3,576,566(b)       760,814
  Interest Only/Inverse Floater
   02-25-32     0.00                             9,635,053(b,e)     995,738
  Principal Only
   06-25-21     2.00                                72,884(c)        67,573
Govt Natl Mtge Assn
   08-15-13     6.00                             1,979,348        2,068,275
   09-15-14     6.00                            12,338,701       12,895,450
   06-15-33     7.00                             5,138,588        5,451,721
  Collateralized Mtge Obligation
   11-20-13     5.50                             8,104,540        8,170,702
   03-16-19     2.95                            11,300,000       10,882,648
   07-16-21     3.41                            13,500,000       13,238,438
   09-16-21     3.23                            14,000,000       13,643,756
  Interest Only
   03-20-29     7.17                             6,900,000(b)       834,560
Total                                                         1,097,920,709

Banks and savings & loans (0.5%)
Washington Mutual
  Series 2002-AR15 Cl A5
   12-25-32     4.38                            11,723,375       11,761,142

Financial services (0.3%)
Residential Accredit Loans
  Series 2003-QS17 Cl CB7
   09-25-33     5.50                             6,494,742        6,594,185

Total bonds
(Cost: $2,300,763,328)                                       $2,284,213,094

Option purchased (--%)
Issuer           Notional         Exercise      Expiration         Value(a)
                  amount            price          date

Put
Sept. U.S. Treasury Nts Futures
   10-year      $53,800,000         $107         Aug. 2004         $622,063

Total option purchased
(Cost: $1,001,278)                                                 $622,063

Short-term securities (7.7%)(k,l)
Issuer              Annualized                    Amount           Value(a)
                   yield on date                payable at
                    of purchase                  maturity

U.S. government agencies (4.8%)
Federal Home Loan Mtge Corp Disc Nts
   07-27-04     1.04%                          $20,000,000      $19,965,239
   08-10-04     1.13                            29,400,000       29,338,260
   08-16-04     1.06                             4,900,000        4,888,828
Federal Natl Mtge Assn Disc Nts
   06-09-04     0.99                             3,500,000        3,498,891
   07-01-04     1.01                            21,000,000       20,981,015
   07-21-04     1.03                            20,000,000       19,970,327
   08-11-04     1.13                            11,200,000       11,176,144
Total                                                           109,818,704

Commercial paper (3.0%)
Barton Capital
   06-03-04     1.02                             1,700,000(d)     1,699,711
Fairway Finance
   06-01-04     1.03                            10,900,000(d)    10,898,753
HBOS Treasury Services
   07-23-04     1.08                             6,200,000        6,189,315
Variable Funding Capital
   06-01-04             1.03                    49,600,000(d)    49,594,323
Total                                                            68,382,102

Total short-term securities
(Cost: $178,194,933)                                           $178,200,806

Total investments in securities
(Cost: $2,479,959,539)(m)                                    $2,463,035,963

See accompanying notes to investments in securities.

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12   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of May 31, 2004.

(c) Principal only represents securities that entitle holders to receive only principal payments on the underlying mortgages. The yield to maturity of a principal only is sensitive to the rate of principal payments on the underlying mortgage assets. A slow (rapid) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate disclosed represents yield based upon the estimated timing of future cash flows as of May 31, 2004.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $62,192,787 or 2.7% of net assets.

(e) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Comparable securities are held to satisfy future delivery requirements of the following open forward sale commitments as of May 31, 2004:

     Security                Principal     Settlement     Proceeds      Value
                              amount          date       receivable
     Federal Natl Mtge Assn
      06-01-19 5.50%        $75,000,000      6-17-04   $76,022,813   $76,476,600
      06-01-19 6.00          26,000,000      6-17-04    26,820,625    26,966,888

(h) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(i) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

--------------------------------------------------------------------------------
13   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

(j) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 4 to the financial statements):

     Type of security                                    Notional amount

     Purchase contracts
     Eurodollar, Sept. 2004, 90-day                         $  3,000,000
     Eurodollar, Dec. 2004, 90-day                            43,750,000
     Eurodollar, March 2005, 90-day                           43,750,000
     Eurodollar, June 2005, 90-day                            43,750,000
     Eurodollar, Sept. 2005, 90-day                           43,750,000
     Eurodollar, Dec. 2005, 90-day                            43,750,000
     U.S. Long Bonds, Sept. 2004, 20-year                     16,800,000
     U.S. Treasury Notes, Sept. 2004, 2-year                  88,800,000
     U.S. Treasury Notes, Sept. 2004, 10-year                  3,500,000

     Sale contracts
     U.S. Treasury Notes, June 2004, 5-year                  152,700,000
     U.S. Treasury Notes, Sept. 2004, 5-year                 134,300,000

(k) At May 31, 2004, cash or short-term securities were designated to cover open put options on futures written as follows (see Note 6 to the financial statements):

     Issuer                                      Notional     Exercise        Expiration            Value(a)
                                                  amount       price             date
     U.S. Treasury Notes Sept. 2004, 10 year    $53,800,000     $105           Aug. 2004           $319,438

(l) Cash collateral received from security lending activity is invested in short-term securities and represents 7.2% of this category (see Note 5 to the financial statements). 0.5% of the short-term securities is the Fund's cash equivalent position.

(m) At May 31, 2004, the cost of securities for federal income tax purposes was $2,479,967,726 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                $ 10,615,544
     Unrealized depreciation                                 (27,547,307)
                                                             -----------
     Net unrealized depreciation                            $(16,931,763)
                                                            ------------

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14   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
Government Income Portfolio

May 31, 2004
Assets
Investments in securities, at value (Note 1)*
   (identified cost $2,479,959,539)                                                    $2,463,035,963
Accrued interest receivable                                                                13,519,113
Receivable for investment securities sold                                                 104,079,793
U.S. government securities held as collateral (Note 5)                                     27,785,055
                                                                                           ----------
Total assets                                                                            2,608,419,924
                                                                                        -------------
Liabilities
Disbursements in excess of cash on demand deposit                                             354,809
Payable for investment securities purchased                                                   588,984
Payable upon return of securities loaned (Note 5)                                         194,495,930
Accrued investment management services fee                                                     31,817
Other accrued expenses                                                                         76,693
Options contracts written, at value (premiums received $579,598) (Note 6)                     319,438
Forward sale commitments, at value (proceeds receivable $102,843,438) (Note 1)            103,443,488
                                                                                          -----------
Total liabilities                                                                         299,311,159
                                                                                          -----------
Net assets                                                                             $2,309,108,765
                                                                                       ==============
* Including securities on loan, at value (Note 5)                                      $  189,616,043
                                                                                       --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Statement of operations
Government Income Portfolio

Year ended May 31, 2004
Investment income
Income:
Interest                                                                                 $ 90,569,238
Fee income from securities lending (Note 5)                                                   791,841
                                                                                              -------
Total income                                                                               91,361,079
                                                                                           ----------
Expenses (Note 2):
Investment management services fee                                                         14,303,395
Compensation of board members                                                                  18,225
Custodian fees                                                                                271,153
Audit fees                                                                                     37,125
Other                                                                                          77,690
                                                                                               ------
Total expenses                                                                             14,707,588
                                                                                           ----------
Investment income (loss) -- net                                                            76,653,491
                                                                                           ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
   Security transactions (Note 3)                                                          (3,751,368)
   Futures contracts                                                                      (11,185,027)
   Options contracts written (Note 6)                                                         992,519
                                                                                              -------
Net realized gain (loss) on investments                                                   (13,943,876)
Net change in unrealized appreciation (depreciation) on investments                       (56,711,856)
                                                                                          -----------
Net gain (loss) on investments                                                            (70,655,732)
                                                                                          -----------
Net increase (decrease) in net assets resulting from operations                          $  5,997,759
                                                                                         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
Government Income Portfolio

Year ended May 31,                                                             2004             2003
Operations
Investment income (loss) -- net                                          $    76,653,491    $  108,160,481
Net realized gain (loss) on investments                                      (13,943,876)       44,169,376
Net change in unrealized appreciation (depreciation) on investments          (56,711,856)        9,722,424
                                                                             -----------         ---------
Net increase (decrease) in net assets resulting from operations                5,997,759       162,052,281
                                                                               ---------       -----------
Proceeds from contributions                                                    7,986,457     1,115,892,070
Fair value of withdrawals                                                 (1,233,308,157)     (257,074,099)
                                                                          --------------      ------------
Net contributions (withdrawals) from partners                             (1,225,321,700)      858,817,971
                                                                          --------------       -----------
Total increase (decrease) in net assets                                   (1,219,323,941)    1,020,870,252
Net assets at beginning of year                                            3,528,432,706     2,507,562,454
                                                                           -------------     -------------
Net assets at end of year                                                $ 2,309,108,765    $3,528,432,706
                                                                         ===============    ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
17   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

Government Income Portfolio

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Government Income Portfolio (the Portfolio) is a series of Income Trust (the Trust) and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Portfolio seeks to provide a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio.

The Portfolio's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Portfolio may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Portfolio gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Portfolio pays a premium whether or not the option is exercised. The Portfolio also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Portfolio also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

--------------------------------------------------------------------------------
18   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Portfolio will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Portfolio will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Portfolio may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Portfolio recognizes a realized gain or loss when the contract is closed or expires.

Short sales

The Portfolio may engage in short sales. In these transactions, the Portfolio sells a security that it does not own. The Portfolio is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Portfolio sold the security.

Forward sale commitments

The Portfolio may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. During the time a forward sale commitment is outstanding, equivalent deliverable securities, or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Valuation of securities" above. The forward sale commitment is "marked-to-market" daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Portfolio realizes a gain or loss. If the Portfolio delivers securities under the commitment, the Portfolio realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into. Forward sale commitments outstanding at period end are listed in the "Notes to investments in securities."

--------------------------------------------------------------------------------
19   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Federal taxes

For federal income tax purposes the Portfolio qualifies as a partnership and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. As a "pass-through" entity, the Portfolio therefore does not pay any income dividends or capital gain distributions.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. FEES AND EXPENSES

The Trust, on behalf of the Portfolio, has an Investment Management Services Agreement with American Express Financial Corporation (AEFC) to manage its portfolio. Under this agreement AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Portfolio's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under the agreement, the Trust also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees, audit and certain legal fees, fidelity bond premiums, registration fees for units, office expenses, consultants' fees, compensation of trustees, corporate filing fees, expenses incurred in connection with lending securities of the Portfolio and any other expenses properly payable by the Trust or Portfolio and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested trustees may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the underlying Fund or other American Express mutual funds. The Portfolio's liability for these amounts is adjusted for market value changes and remains in the Portfolio until distributed in accordance with the Plan.

The Portfolio pays custodian fees to American Express Trust Company, an affiliate of AEFC.

According to a Placement Agency Agreement, American Express Financial Advisors Inc. acts as placement agent of the Trust's units.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $3,547,255,294 and $4,809,571,356, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2004, investments in securities included securities valued at $4,335,700 that were pledged as collateral to cover initial margin deposits on 1,534 open purchase contracts and 2,870 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2004 was $329,539,938 with a net unrealized loss of $118,430. The notional market value of the open sale contracts as of May 31, 2004 was $312,576,772 with a net unrealized gain of $3,691,475. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
20   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

5. LENDING OF PORTFOLIO SECURITIES

As of May 31, 2004, securities valued at $189,616,043 were on loan to brokers. For collateral, the Portfolio received $166,710,875 in cash and U.S. government securities valued at $27,785,055. Cash collateral received is invested in short-term securities, which are included in the short-term section of the "Investments in securities." Income from securities lending amounted to $791,841 for the year ended May 31, 2004. The risks to the Portfolio of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                           Year ended May 31, 2004
                                        Puts                     Calls
                               Contracts    Premiums    Contracts    Premiums
Balance May 31, 2003                --    $        --        --    $        --
Opened                           4,415      3,415,181     7,787      7,020,991
Closed                          (2,488)    (2,220,963)   (7,387)    (6,960,091)
Exercised                         (188)       (66,811)       --             --
Expired                         (1,201)      (547,809)     (400)       (60,900)
                               -------    -----------    ------    -----------
Balance May 31, 2004               538    $   579,598        --    $        --
                               -------    -----------    ------    -----------

See "Summary of significant accounting policies."

7. FINANCIAL HIGHLIGHTS

The table below shows certain important financial information for evaluating the Portfolio's results.

Ratios/supplemental data
Fiscal period ended May 31,                                              2004       2003       2002       2001       2000
Ratio of expenses to average daily net assets(a)                         .51%       .50%       .52%       .54%       .51%
Ratio of net investment income (loss) to average daily net assets       2.65%      3.35%      4.43%      6.13%      6.11%
Portfolio turnover rate (excluding short-term securities)                125%       218%       267%       366%       674%
Total return(b)                                                          .13%      5.48%      6.27%     10.56%       .50%

(a) Expense ratio is based on total expenses of the Portfolio before reduction of earnings credits on cash balances. The ratio does not include feeder fund expenses.

(b) Total return is based on a calculated Portfolio NAV and does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
21   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD OF TRUSTEES AND UNITHOLDERS

INCOME TRUST

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of Government Income Portfolio (a series of Income Trust) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the five-year period ended May 31, 2004. These financial statements and financial highlights are the responsibility of portfolio management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Government Income Portfolio as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
22   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP Short Duration U.S. Government Fund

May 31, 2004
Assets
Investment in Portfolio (Note 1)                                                                     $2,308,987,264
Capital shares receivable                                                                                   857,044
                                                                                                            -------
Total assets                                                                                          2,309,844,308
                                                                                                      -------------
Liabilities
Dividends payable to shareholders                                                                           263,852
Capital shares payable                                                                                      656,391
Accrued distribution fee                                                                                     35,607
Accrued service fee                                                                                             314
Accrued transfer agency fee                                                                                   9,354
Accrued administrative services fee                                                                           2,940
Other accrued expenses                                                                                      607,064
                                                                                                            -------
Total liabilities                                                                                         1,575,522
                                                                                                          ---------
Net assets applicable to outstanding capital stock                                                   $2,308,268,786
                                                                                                     ==============
Represented by
Capital stock -- $.01 par value (Note 1)                                                             $    4,788,324
Additional paid-in capital                                                                            2,503,316,833
Excess of distributions over net investment income                                                         (154,011)
Accumulated net realized gain (loss) (Note 5)                                                          (185,992,649)
Unrealized appreciation (depreciation) on investments                                                   (13,689,711)
                                                                                                        -----------
Total -- representing net assets applicable to outstanding capital stock                             $2,308,268,786
                                                                                                     ==============
Net assets applicable to outstanding shares:               Class A                                   $1,187,755,557
                                                           Class B                                   $  963,349,248
                                                           Class C                                   $   37,978,432
                                                           Class I                                   $    4,080,900
                                                           Class Y                                   $  115,104,649
Net asset value per share of outstanding capital stock:    Class A shares      246,410,623           $         4.82
                                                           Class B shares      199,820,074           $         4.82
                                                           Class C shares        7,878,416           $         4.82
                                                           Class I shares          845,632           $         4.83
                                                           Class Y shares       23,877,655           $         4.82
                                                                                ----------           --------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
23   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Statement of operations
AXP Short Duration U.S. Government Fund

Year ended May 31, 2004
Investment income
Income:
Interest                                                                                               $ 90,563,413
Fee income from securities lending                                                                          791,799
                                                                                                            -------
Total income                                                                                             91,355,212
                                                                                                         ----------
Expenses (Note 2):
Expenses allocated from Portfolio                                                                        14,706,970
Distribution fee
    Class A                                                                                               3,630,705
    Class B                                                                                              12,364,597
    Class C                                                                                                 486,007
Transfer agency fee                                                                                       3,618,082
Incremental transfer agency fee
    Class A                                                                                                 170,456
    Class B                                                                                                 215,639
    Class C                                                                                                  10,296
Service fee -- Class Y                                                                                      148,878
Administrative services fees and expenses                                                                 1,317,413
Compensation of board members                                                                                13,125
Printing and postage                                                                                        656,838
Registration fees                                                                                           103,534
Audit fees                                                                                                   12,375
Other                                                                                                        32,318
                                                                                                             ------
Total expenses                                                                                           37,487,233
    Earnings credits on cash balances (Note 2)                                                              (50,378)
                                                                                                            -------
Total net expenses                                                                                       37,436,855
                                                                                                         ----------
Investment income (loss) -- net                                                                          53,918,357
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions                                                                                (3,751,220)
    Futures contracts                                                                                   (11,184,415)
    Options contracts written                                                                               992,462
                                                                                                            -------
Net realized gain (loss) on investments                                                                 (13,943,173)
Net change in unrealized appreciation (depreciation) on investments                                     (56,709,554)
                                                                                                        -----------
Net gain (loss) on investments                                                                          (70,652,727)
                                                                                                        -----------
Net increase (decrease) in net assets resulting from operations                                        $(16,734,370)
                                                                                                       ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
24   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Statements of changes in net assets
AXP Short Duration U.S. Government Fund

Year ended May 31,                                                                   2004                 2003
Operations and distributions
Investment income (loss) -- net                                                $    53,918,357       $   82,662,013
Net realized gain (loss) on investments                                            (13,943,173)          44,167,207
Net change in unrealized appreciation (depreciation) on investments                (56,709,554)           9,722,377
                                                                                   -----------            ---------
Net increase (decrease) in net assets resulting from operations                    (16,734,370)         136,551,597
                                                                                   -----------          -----------
Distributions to shareholders from:
    Net investment income
      Class A                                                                      (32,141,993)         (45,444,253)
      Class B                                                                      (17,983,822)         (30,935,951)
      Class C                                                                         (706,906)            (946,842)
      Class I                                                                          (10,055)                  --
      Class Y                                                                       (3,546,323)          (5,490,847)
                                                                                    ----------           ----------
Total distributions                                                                (54,389,099)         (82,817,893)
                                                                                   -----------          -----------
Capital share transactions (Note 3)
Proceeds from sales
    Class A shares (Note 2)                                                        429,411,653        1,178,062,138
    Class B shares                                                                 218,218,185          998,456,600
    Class C shares                                                                  15,463,649           46,085,175
    Class I shares                                                                   4,117,088                   --
    Class Y shares                                                                  58,935,229           92,327,556
Reinvestment of distributions at net asset value
    Class A shares                                                                  29,532,472           40,761,864
    Class B shares                                                                  17,136,580           29,157,324
    Class C shares                                                                     654,048              844,242
    Class I shares                                                                       9,402                   --
    Class Y shares                                                                   2,825,788            4,979,945
Payments for redemptions
    Class A shares                                                                (962,651,760)        (701,715,252)
    Class B shares (Note 2)                                                       (819,584,452)        (577,985,093)
    Class C shares (Note 2)                                                        (35,046,321)         (18,398,418)
    Class I shares                                                                     (15,452)                  --
    Class Y shares                                                                (106,873,614)        (125,038,635)
                                                                                  ------------         ------------
Increase (decrease) in net assets from capital share transactions               (1,147,867,505)         967,537,446
                                                                                --------------          -----------
Total increase (decrease) in net assets                                         (1,218,990,974)       1,021,271,150
Net assets at beginning of year                                                  3,527,259,760        2,505,988,610
                                                                                 -------------        -------------
Net assets at end of year                                                      $ 2,308,268,786       $3,527,259,760
                                                                               ===============       ==============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
25   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Notes to Financial Statements

AXP Short Duration U.S. Government Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, AEFC and the AXP Portfolio Builder Funds owned 100% of Class I shares, which represents 0.18% of the Fund's net assets.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

Investment in Government Income Portfolio

The Fund invests all of its assets in Government Income Portfolio (the Portfolio), a series of Income Trust (the Trust), an open-end investment company that has the same objectives as the Fund. The Portfolio invests primarily in U.S. government and government agency securities.

The Fund records daily its share of the Portfolio's income, expenses and realized and unrealized gains and losses. The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The Fund records its investment in the Portfolio at the value that is equal to the Fund's proportionate ownership interest in the Portfolio's net assets. The percentage of the Portfolio owned by the Fund as of May 31, 2004 was 99.99%.

--------------------------------------------------------------------------------
26   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

All securities held by the Portfolio are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to the shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $631,155 and accumulated net realized loss has been increased by $631,155.

--------------------------------------------------------------------------------
27   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                            2004                  2003

Class A
Distributions paid from:
   Ordinary income                        $32,141,993           $45,444,253
   Long-term capital gain                          --                    --
Class B
Distributions paid from:
   Ordinary income                         17,983,822            30,935,951
   Long-term capital gain                          --                    --
Class C
Distributions paid from:
   Ordinary income                            706,906               946,842
   Long-term capital gain                          --                    --
Class I*
Distributions paid from:
   Ordinary income                             10,055                   N/A
   Long-term capital gain                          --                   N/A
Class Y
Distributions paid from:
   Ordinary income                          3,546,323             5,490,847
   Long-term capital gain                          --                    --

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                                 $     983,792
Accumulated long-term gain (loss)                             $(274,375,673)
Unrealized appreciation (depreciation)                        $  73,819,362

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

2. EXPENSES AND SALES CHARGES

In addition to the expenses allocated from the Portfolio, the Fund accrues its own expenses as follows:

The Fund has an agreement with AEFC to provide administrative services. Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

--------------------------------------------------------------------------------
28   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $5,744,897 for Class A, $2,275,430 for Class B and $34,803 for Class C for the year ended May 31, 2004.

Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 0.93% for Class A, 1.68% for Class B, 1.68% for Class C, 0.74% for Class I and 0.76% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's transfer agency fees were reduced by $50,378 as a result of earnings credits from overnight cash balances.

--------------------------------------------------------------------------------
29   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

3. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                     Year ended May 31, 2004
                                              Class A         Class B        Class C       Class I*           Class Y
Sold                                       87,696,692      44,598,088      3,158,063        846,839        12,038,535
Issued for reinvested distributions         6,044,611       3,507,313        133,878          1,941           578,270
Redeemed                                 (196,886,140)   (167,502,146)    (7,170,275)        (3,148)      (21,855,679)
                                         ------------    ------------     ----------        -------        ----------
Net increase (decrease)                  (103,144,837)   (119,396,745)    (3,878,334)       845,632        (9,238,874)
                                         ------------    ------------     ----------        -------        ----------

*Inception date was March 4, 2004.

                                                                     Year ended May 31, 2003
                                              Class A         Class B        Class C        Class I           Class Y
Sold                                      239,714,272     203,191,315      9,371,202            N/A        18,774,998
Issued for reinvested distributions         8,291,730       5,931,794        171,739            N/A         1,013,609
Redeemed                                 (142,692,553)   (117,558,389)    (3,737,168)           N/A       (25,473,839)
                                         ------------    ------------     ----------        -------        ----------
Net increase (decrease)                   105,313,449      91,564,720      5,805,773            N/A        (5,685,232)
                                         ------------    ------------     ----------        -------        ----------

4. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

5. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $274,375,673 as of May 31, 2004 that will expire in 2007 through 2012 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
30   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

6. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $4.94      $4.85      $4.78      $4.59      $4.94
Income from investment operations:
Net investment income (loss)                                             .11        .15        .19        .27        .27
Net gains (losses) (both realized and unrealized)                       (.12)       .09        .08        .19       (.27)
Total from investment operations                                        (.01)       .24        .27        .46         --
Less distributions:
Dividends from net investment income                                    (.11)      (.15)      (.20)      (.27)      (.28)
Distributions from realized gains                                         --         --         --         --       (.07)
Total distributions                                                     (.11)      (.15)      (.20)      (.27)      (.35)
Net asset value, end of period                                         $4.82      $4.94      $4.85      $4.78      $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                               $1,188     $1,728     $1,185     $1,047     $1,139
Ratio of expenses to average daily net assets(b)                        .97%       .95%       .95%       .98%       .92%
Ratio of net investment income (loss) to average daily net assets      2.19%      2.90%      4.01%      5.72%      5.71%
Portfolio turnover rate (excluding short-term securities)               125%       218%       267%       366%       674%
Total return(c)                                                        (.24%)     4.90%      5.77%     10.19%      (.01%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
31   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $4.94      $4.85      $4.78      $4.59      $4.94
Income from investment operations:
Net investment income (loss)                                             .07        .11        .16        .24        .24
Net gains (losses) (both realized and unrealized)                       (.12)       .09        .08        .18       (.28)
Total from investment operations                                        (.05)       .20        .24        .42       (.04)
Less distributions:
Dividends from net investment income                                    (.07)      (.11)      (.17)      (.23)      (.24)
Distributions from realized gains                                         --         --         --         --       (.07)
Total distributions                                                     (.07)      (.11)      (.17)      (.23)      (.31)
Net asset value, end of period                                         $4.82      $4.94      $4.85      $4.78      $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                                 $963     $1,578     $1,104       $912       $981
Ratio of expenses to average daily net assets(b)                       1.72%      1.71%      1.71%      1.73%      1.68%
Ratio of net investment income (loss) to average daily net assets      1.44%      2.15%      3.25%      4.96%      4.95%
Portfolio turnover rate (excluding short-term securities)               125%       218%       267%       366%       674%
Total return(c)                                                        (.99%)     4.11%      4.98%      9.36%      (.77%)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
32   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001(b)
Net asset value, beginning of period                                   $4.94      $4.85      $4.78      $4.63
Income from investment operations:
Net investment income (loss)                                             .07        .11        .16        .22
Net gains (losses) (both realized and unrealized)                       (.12)       .09        .08        .14
Total from investment operations                                        (.05)       .20        .24        .36
Less distributions:
Dividends from net investment income                                    (.07)      (.11)      (.17)      (.21)
Net asset value, end of period                                         $4.82      $4.94      $4.85      $4.78

Ratios/supplemental data
Net assets, end of period (in millions)                                  $38        $58        $29         $7
Ratio of expenses to average daily net assets(c)                       1.73%      1.72%      1.72%      1.73%(d)
Ratio of net investment income (loss) to average daily net assets      1.44%      2.10%      3.09%      4.93%(d)
Portfolio turnover rate (excluding short-term securities)               125%       218%       267%       366%
Total return(e)                                                        (.99%)     4.11%      4.98%      8.08%(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was June 26, 2000.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
33   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                           2004(b)
Net asset value, beginning of period                                 $4.90
Income from investment operations:
Net investment income (loss)                                           .03
Net gains (losses) (both realized and unrealized)                     (.07)
Total from investment operations                                      (.04)
Less distributions:
Dividends from net investment income                                  (.03)
Net asset value, end of period                                       $4.83

Ratios/supplemental data
Net assets, end of period (in millions)                                 $4
Ratio of expenses to average daily net assets(c)                      .63%(d)
Ratio of net investment income (loss) to average daily net assets    2.74%(d)
Portfolio turnover rate (excluding short-term securities)             125%
Total return(e)                                                      (.87%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
34   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004       2003       2002       2001       2000
Net asset value, beginning of period                                   $4.94      $4.85      $4.78      $4.59      $4.94
Income from investment operations:
Net investment income (loss)                                             .12        .15        .20        .28        .28
Net gains (losses) (both realized and unrealized)                       (.12)       .09        .08        .19       (.28)
Total from investment operations                                          --        .24        .28        .47         --
Less distributions:
Dividends from net investment income                                    (.12)      (.15)      (.21)      (.28)      (.28)
Distributions from realized gains                                         --         --         --         --       (.07)
Total distributions                                                     (.12)      (.15)      (.21)      (.28)      (.35)
Net asset value, end of period                                         $4.82      $4.94      $4.85      $4.78      $4.59

Ratios/supplemental data
Net assets, end of period (in millions)                                 $115       $164       $188       $161       $175
Ratio of expenses to average daily net assets(b)                        .81%       .79%       .79%       .82%       .78%
Ratio of net investment income (loss) to average daily net assets      2.35%      3.12%      4.17%      5.89%      5.92%
Portfolio turnover rate (excluding short-term securities)               125%       218%       267%       366%       674%
Total return(c)                                                        (.08%)     5.07%      5.93%     10.36%       .15%

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(c)  Total return does not reflect payment of a sales charge.

--------------------------------------------------------------------------------
35   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

The board and shareholders

AXP GOVERNMENT Income SERIES, Inc.

We have audited the accompanying statement of assets and liabilities of AXP Short Duration U.S. Government Fund (a series of AXP Government Income Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the five-year period ended May 31, 2004. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP Short Duration U.S. Government Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
36   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP Short Duration U.S. Government Fund

Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                      0.00%
   Dividends Received Deduction for corporations                  0.00%

Payable date                                                  Per share
June 23, 2003                                                  $0.00850
July 24, 2003                                                   0.00805
Aug. 22, 2003                                                   0.00800
Sept. 22, 2003                                                  0.00800
Oct. 23, 2003                                                   0.00887
Nov. 21, 2003                                                   0.00900
Dec. 22, 2003                                                   0.01535
Jan. 26, 2004                                                   0.00920
Feb. 25, 2004                                                   0.00883
March 26, 2004                                                  0.00900
April 26, 2004                                                  0.00850
May 26, 2004                                                    0.00838

Total distributions                                            $0.10968

Class B

Income distributions -- taxable as dividend income:
   Qualified Dividend Income for individuals                      0.00%
   Dividends Received Deduction for corporations                  0.00%

Payable date                                                  Per share
June 23, 2003                                                  $0.00530
July 24, 2003                                                   0.00488
Aug. 22, 2003                                                   0.00506
Sept. 22, 2003                                                  0.00486
Oct. 23, 2003                                                   0.00572
Nov. 21, 2003                                                   0.00606
Dec. 22, 2003                                                   0.01221
Jan. 26, 2004                                                   0.00565
Feb. 25, 2004                                                   0.00586
March 26, 2004                                                  0.00595
April 26, 2004                                                  0.00537
May 26, 2004                                                    0.00538
Total distributions                                            $0.07230

--------------------------------------------------------------------------------
37   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Class C

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   0.00%
      Dividends Received Deduction for corporations               0.00%

Payable date                                                  Per share
June 23, 2003                                                  $0.00529
July 24, 2003                                                   0.00486
Aug. 22, 2003                                                   0.00503
Sept. 22, 2003                                                  0.00482
Oct. 23, 2003                                                   0.00570
Nov. 21, 2003                                                   0.00604
Dec. 22, 2003                                                   0.01218
Jan. 26, 2004                                                   0.00563
Feb. 25, 2004                                                   0.00598
March 26, 2004                                                  0.00593
April 26, 2004                                                  0.00535
May 26, 2004                                                    0.00535
Total distributions                                            $0.07216

Class I

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   0.00%
      Dividends Received Deduction for corporations               0.00%

Payable date                                                  Per share
March 26, 2004                                                  0.01165
April 26, 2004                                                  0.00960
May 26, 2004                                                    0.00943
Total distributions                                            $0.03068

Class Y

Income distributions -- taxable as dividend income:
      Qualified Dividend Income for individuals                   0.00%
      Dividends Received Deduction for corporations               0.00%

Payable date                                                  Per share
June 23, 2003                                                  $0.00918
July 24, 2003                                                   0.00873
Aug. 22, 2003                                                   0.00863
Sept. 22, 2003                                                  0.00868
Oct. 23, 2003                                                   0.00955
Nov. 21, 2003                                                   0.00963
Dec. 22, 2003                                                   0.01603
Jan. 26, 2004                                                   0.00996
Feb. 25, 2004                                                   0.00945
March 26, 2004                                                  0.00965
April 26, 2004                                                  0.00918
May 26, 2004                                                    0.00902
Total distributions                                            $0.11769

--------------------------------------------------------------------------------
38   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
39   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
40   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
41   ---   AXP SHORT DURATION U.S. GOVERNMENT FUND   ---   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

AXP(R)
  U.S. Government
        Mortgage
            Fund

                                                                   Annual Report
                                                            for the Period Ended
                                                                    May 31, 2004

AXP U.S. Government Mortgage Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

(logo)                                                                  (logo)
American                                                                AMERICAN
   Express(R)                                                            EXPRESS
 Funds                                                                  (R)

Table of Contents

Fund Snapshot                               3

Questions & Answers
   with Portfolio Management                4

The Fund's Long-term Performance            9

Investments in Securities                  10

Financial Statements                       14

Notes to Financial Statements              17

Report of Independent Registered
   Public Accounting Firm                  29

Federal Income Tax Information             30

Board Members and Officers                 33

Proxy Voting                               35

(logo) Dalbar

American Express(R) Funds' reports to shareholders have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The Seal recognizes communications demonstrating a level of excellence in the industry.

--------------------------------------------------------------------------------
2   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Fund Snapshot
        AS OF MAY31, 2004

PORTFOLIO MANAGER

Portfolio manager                                          Scott Kirby*
Since                                                              2/02
Years in industry                                                    25

* The Fund is managed by a team of portfolio managers led by Scott Kirby.

FUND OBJECTIVE

The Fund seeks to provide shareholders with current income as its primary goal and, as its secondary goal, preservation of capital.

Inception dates
A: 2/14/02      B: 2/14/02      C: 2/14/02      Y: 2/14/02

Ticker symbols
A: AUGAX        B: AUGBX        C: AUGCX        Y: --

Total net assets                                         $320.6 million

Number of holdings                                                  152

Average weighted life**                                       4.8 years

Effective duration***                                         3.4 years

Weighted average bond rating                                        AAA

STYLE MATRIX

Shading within the style matrix indicates areas in which the Fund generally invests.

     DURATION
SHORT   INT.  LONG
         X          HIGH
                    MEDIUM   QUALITY
                    LOW

SECTOR COMPOSITION

Percentage of portfolio assets

(pie chart)

Mortgage-backed securities 88.0%
Short-term securities 5.6%
U.S. government obligations & agencies 5.1%
CMBS/ABS* 1.3%

* Commercial mortgage-backed securities/Asset-backed securities

Credit Quality Summary

Percentage of portfolio assets excluding cash equivalents

AAA bonds                            100.0%

Individual security ratings are based on information from Standard & Poor's Corp. and Moody's Investors Service. If a rating is unavailable, the rating is determined through an internal analysis, if appropriate.

For further detail about these holdings, please refer to the section entitled "Investments in Securities."

 ** Average weighted life is the average number of years that each dollar of unpaid principal due on a security remains outstanding.

*** Effective duration measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

Individual securities owned by the Fund, but not shares of the Fund, are guaranteed by the U.S. government, its agencies or instrumentalities as to timely payments of principal and interest. The Fund's yield and share price are not guaranteed, and may vary with market conditions.

Fund holdings are subject to change.

--------------------------------------------------------------------------------
3   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers
        WITH PORTFOLIO MANAGEMENT

Below, Portfolio Manager Scott Kirby discusses the Fund's positioning and results for the 12 months ended May 31, 2004.

Q: How did the AXP U.S. Government Mortgage Fund perform for the current fiscal year?

A: AXP U.S. Government Mortgage Fund's Class A shares (excluding sales charge) rose 1.27% for the 12-month period ended May 31, 2004. In comparison, the Lehman Brothers Mortgage-Backed Securities Index advanced 1.50%. The Fund's performance was slightly less than that of its peer group, represented by the Lipper U.S. Mortgage Funds Index, which rose 1.33% over the same time frame.

    To help keep the Fund competitive with its peers, we revised the Fund's expense cap effective June 1, 2004, reducing the maximum level of expenses borne by Class A shareholders from 0.99% of net assets per fiscal year to a maximum 0.945% per year.

Q:  What factors most affected Fund performance during the period?

A: The hallmark of this fiscal year was volatility. Significant and severe volatility cast a shadow over the fixed income market, which tends to hurt the performance of mortgage-backed securities. The Fund, however, was well positioned through its security selection to offset much of the impact of the environment. The fixed income market rallied in June fueled by the expectation that interest rates would remain low -- and move even lower -- until the economy showed sustained signs of a recovery. Then on June 25, 2003, at the Federal Open Market Committee meeting, the Federal Reserve Board (the Fed) modified its stance on deflation and cut the targeted federal funds rate by only 0.25% (one-quarter of a percentage point) to 1.00%. The market's expectation was

(bar chart)
                             PERFORMANCE COMPARISON
                         For the year ended May 31, 2004
                                       (bar 2)
 1.5%        (bar 1)                   +1.50%                (bar 3)
                +1.27%                                       +1.33%
 1.2%

 0.9%

 0.6%

 0.3%

 0.0%

(bar 1) AXP U.S. Government Mortgage Fund A (excluding sales charge) (bar 2) Lehman Brothers Mortgage-Backed Securities Index (unmanaged) (bar 3) Lipper U.S. Mortgage Funds Index

(see "The Fund's Long-term Performance" for Index descriptions)

Past performance is no guarantee of future results. The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown. The performance of Class B, Class C and Class Y may vary from that shown above because of differences in expenses.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes.

--------------------------------------------------------------------------------
4   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

(begin callout quote)> We have positioned the Fund for an ongoing U.S. economic recovery and a higher interest rate environment. (end callout quote)

    for a deeper cut, and the market's perception was now that deflation was not as big a threat as the Fed had led us to believe. This led to a market sell-off. Given the Fed's conservative action, together with signs that the economy may start to recover, U.S. Treasury yields rose dramatically by July. July was also the worst month for mortgage securities in history, based on duration-adjusted excess returns over U.S. Treasuries. The fourth calendar quarter of 2003 was a period of relative stability in the fixed income markets. During periods like this, mortgages tend to do well as was the case during this period.

AVERAGE ANNUAL TOTAL RETURNS
                             Class A                Class B                       Class C                 Class Y
(Inception dates)           (2/14/02)              (2/14/02)                     (2/14/02)               (2/14/02)
                        NAV(1)     POP(2)     NAV(1)    After CDSC(3)      NAV(1)     After CDSC(4)   NAV(5)    POP(5)
as of May 31, 2004
1 year                  +1.27%     -3.54%     +0.52%       -3.35%          +0.52%        +0.52%       +1.45%    +1.45%
Since inception         +4.32%     +2.13%     +3.65%       +1.96%          +3.64%        +3.64%       +4.50%    +4.50%

as of June 30, 2004
1 year                  +1.70%     -3.14%     +1.14%       -2.76%          +1.14%        +1.14%       +1.88%    +1.88%
Since inception         +4.47%     +2.35%     +3.79%       +2.17%          +3.78%        +3.78%       +4.65%    +4.65%

The performance information shown represents the past performance and is not a guarantee of future results. The investment return and principal value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

(1)  Excluding sales charge.

(2)  Returns at public offering price (POP) reflect a sales charge of 4.75%.

(3) Returns at maximum contingent deferred sales charge (CDSC). CDSC applies as follows: first year 5%; second and third year 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter.

(4)  1% CDSC applies to redemptions made within the first year of purchase.

(5) Sales charge is not applicable to these shares. Shares available to institutional investors only.

--------------------------------------------------------------------------------
5   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    We adjusted the Fund's duration to a neutral position in June, as mortgage securities began to underperform, and maintained that strategy through July. By the end of August, the Fund was slightly shorter in duration than its benchmark. We believed that the shorter duration, a somewhat defensive positioning, would benefit performance during the economic recovery, and we held on to the Fund's shorter duration and conservative positioning going into January. We continued to believe signs were leading toward a pickup in the economic recovery. Therefore, our outlook called for the Fed to raise the target federal funds rate sooner than the view that was priced into the market. Based on this outlook, we shortened the duration of the Fund and improved the structure in its mortgage holdings. When job creation did not materialize as quickly as we expected, the Fund gave up some performance versus the broad-based benchmarks due to its shorter duration.

    Early in 2004, the U.S. fixed income markets (as measured by the Lehman Brothers Aggregate Bond Index) outperformed most stock market indices. Geopolitical tensions, global terrorist attacks and problems in the war with Iraq shook investors' confidence in the stock market and increased investors' interest in the fixed income market. Disappointing employment reports continued in the early months of 2004, which caused investors to question whether the U.S. economic recovery was really back on track. Although signs of an economic recovery were evident, it began to appear as if the jobs necessary to sustain the recovery were not developing. Fixed income investors grew concerned as weak employment reports continued in February (published in March), even though other data suggested that the jobs would eventually come through. A long-awaited strong employment report came through in March (published in early April) to show that non-farm payrolls increased by 308,000. Also, the previous two months payroll numbers were revised upward. Another strong employment report in April (published in early May)

--------------------------------------------------------------------------------
6   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

    was further evidence that the recovery picture was now in sharper focus. This, along with an unexpectedly high reading on the Consumer Price Index
    (CPI), contributed to bond yields rising sharply at the end of the reporting period.

    Throughout the period, the Fund focused on higher coupon mortgage-backed securities that would outperform if there were an increase in interest rates. However, the securities were carefully selected to also reduce the risk of prepayments if the increase in interest rates did not materialize. The Fund also participated in the use of derivative instruments this period. The use of derivative instruments, such as listed futures, is primarily for hedging either duration or the yield curve. The Fund will also use listed contracts, such as eurodollar and swap contracts, to manage spread product exposure in the portfolio.

Q:  What changes have you made to  the Fund?

A: Early in the period, we repositioned the Fund by adding 30-year mortgages and selling securities with 15-year maturities. We felt there was better value in 30-year mortgages in anticipation of a flattening yield curve. We continued to emphasize those securities issued by government mortgage agencies, including Ginnie Mae, Fannie Mae and Freddie Mac. However, the Fund has a lower-than-index position in Ginnie Mae securities because we believe other sectors within the mortgage-backed sucurities market offer better relative value.

    Throughout the year, we positioned the Fund to use both specified securities as well as forward purchases also known as mortgage rolls. Our effective use of this roll strategy contributed to a portfolio turnover rate of 163% for the fiscal period.

    We reduced the duration of the Fund early in 2004 and continued to hold its duration short of the index. There have been no major shifts in asset allocation. We continue to remain slightly defensive by reducing the Fund's exposure to volatility, when possible.

--------------------------------------------------------------------------------
7   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Questions & Answers

Q:  How do you intend to manage the Fund in the coming months?

A: Looking ahead, we believe the Fed will raise interest rates some time this summer. The key question is: by how much? The fixed income futures market was already pricing in a total of 100 basis points (1%) in a series of interest rate increases by the end of December 2004. We have positioned the Fund for an ongoing U.S. economic recovery and a higher interest rate environment.

    We intend to keep the Fund's duration shorter than its benchmark until we believe the market has finished pricing in any Fed increases. As always, we continue to seek attractive buying opportunities, quality issues and security selection remain a priority.

--------------------------------------------------------------------------------
8   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

The Fund's Long-term Performance

This chart illustrates the total value of an assumed $10,000 investment in AXP U.S. Government Mortgage Fund Class A shares (from 3/1/02 to 5/31/04) as compared to the performance of two widely cited performance indices, Lehman Brothers Mortgage-Backed Securities Index and the Lipper U.S. Mortgage Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents the past performance and is not a guarantee of future results. The value of your investment and returns will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect taxes payable on distributions and redemptions. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling (888) 723-8476 or visiting www.americanexpress.com/funds. Also see "Past Performance" in the Fund's current prospectus. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.

                   VALUE OF A HYPOTHETICAL $10,000 INVESTMENT
                      IN AXP U.S. GOVERNMENT MORTGAGE FUND

AXP U.S. Government Mortgage
  Fund Class A                             $ 9,525        $ 9,692         $10,363         $10,495
Lehman Brothers Mortgage-
  Backed Securities Index(1)               $10,000        $10,169         $10,822         $10,984
Lipper U.S. Mortgage Funds
  Index                                    $10,000        $10,128         $10,744         $10,887
                                            3/1/02        5/31/02         5/31/03         5/31/04

(1) Lehman Brothers Mortgage-Backed Securities Index, an unmanaged index, includes 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC), and Federal National Mortgage Association
     (FNMA).

(2) The Lipper U.S. Mortgage Funds Index, published by Lipper Inc., includes the 10 largest funds that are generally similar to the Fund, although some funds in the index may have somewhat different invesmtent policies or objectives.

                          Average Annual Total Returns
                  Class A with Sales Charge as of May 31, 2004
1 year                                                                -3.54%
Since inception (2/14/02)                                             +2.13

             Results for other share classes can be found on page 5.

--------------------------------------------------------------------------------
9   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Investments in Securities

AXP U.S. Government Mortgage Fund

May 31, 2004

(Percentages represent value of investments compared to net assets)

Bonds (99.9%)
Issuer                  Coupon                  Principal          Value(a)
                         rate                    amount

U.S. government obligations & agencies (5.4%)
Federal Home Loan Mtge Corp
   06-01-19              4.50%               $10,400,000(b)     $10,153,000
Federal Natl Mtge Assn
   06-01-19              4.50                  1,000,000(b)         976,250
U.S. Treasury
   05-15-09              3.88                  4,000,000          4,014,360
   05-15-14              4.75                  2,075,000          2,090,563
Total                                                            17,234,173

Commercial mortgage-backed/Asset-backed
securities (1.4%)(f)
Bank of America Alternative Loan Trust
  Series 2003-11 Cl 1A1
   01-25-34              6.00                  1,044,677          1,052,439
CS First Boston Mtge Securities
  Series 2003-8 Cl 5A1
   04-25-33              6.50                  1,184,436(h)       1,207,532
Structured Asset Securities
  Series 2003-33H Cl 1A1
   10-25-33              5.50                  2,419,876          2,373,896
Total                                                             4,633,867

Mortgage-backed securities (93.1%)(f)
Federal Home Loan Mtge Corp
   01-01-09              7.00                    369,606            393,632
   03-01-10              8.00                    634,646            683,024
   06-01-15              7.50                  2,332,605          2,516,280
   12-01-16              6.50                    624,301            663,255
   02-01-17              6.50                  2,503,351          2,664,630
   04-01-17              7.00                  1,306,734          1,401,670
   10-01-17              8.00                    833,887            906,082
   01-01-18              5.50                  1,709,252          1,746,887
   02-01-18              5.50                  1,050,535          1,073,667
   05-01-18              5.00                  2,642,345          2,661,438
   08-01-18              5.00                  2,750,292          2,763,340
   10-01-18              5.00                  3,471,176          3,477,298
   06-01-19              5.00                  3,000,000(b)       2,995,314
   03-01-22              6.50                    812,921            846,267
   04-01-22              6.50                  1,286,200          1,349,111
   03-01-30              7.50                    496,196            533,324
   12-01-30              5.50                  2,074,593          2,066,948
   06-01-31              8.00                    826,614            892,821
   03-01-32              7.00                    328,649            349,054
   07-01-32              7.00                    589,593            619,393
   08-01-32              6.50                  4,192,497          4,343,409
   09-01-32              6.50                  1,769,491          1,833,185
   04-01-33              6.00                  3,443,398          3,523,968
   06-01-33              5.50                  2,710,902          2,691,350
   07-01-33              6.00                  1,272,442          1,302,518
   08-01-33              5.00                  1,870,601          1,799,850
   09-01-33              4.56                  1,428,993(e)       1,423,805
   09-01-33              5.00                  2,893,578          2,784,134
  Collateralized Mtge Obligation
   10-15-18              5.00                  2,700,000          2,727,859
   11-15-18              5.00                  5,200,000          5,253,400
   11-15-21              5.00                  1,000,000          1,021,885
   02-15-27              5.00                  3,200,000          3,217,724
   11-15-28              4.50                  1,663,442          1,655,647
   02-15-33              5.50                  3,665,785          3,778,068
  Interest Only
   02-15-14              7.40                  1,740,392(g)         154,303
   06-15-18              7.59                  1,273,142(g)          80,058
   10-15-22             14.56                  1,733,193(g)         192,800
  Interest Only/Inverse Floater
   03-15-32              0.00                  1,030,582(d,g)        97,288
Federal Natl Mtge Assn
   05-01-08              7.75                    453,317            486,293
   10-01-09              8.50                    211,517            221,962
   08-01-10              7.50                    909,398            971,972
   04-01-11              6.50                    263,441            278,832
   08-01-16              6.50                    384,163            408,630
   11-01-16              7.00                    953,757          1,023,928
   02-01-17              7.00                  1,306,203          1,402,348
   03-01-17              6.00                  1,264,591          1,321,839
   03-01-17              6.50                    982,512          1,045,074
   03-01-17              7.00                     49,249             52,438

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
10   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal          Value(a)
                         rate                    amount

Mortgage-backed securities (cont.)
Federal Natl Mtge Assn (cont.)
   04-01-17              7.50%                  $107,624           $114,691
   05-01-17              6.00                    426,161            443,923
   07-01-17              6.00                  6,195,655          6,475,676
   08-01-17              5.50                  3,229,080          3,313,985
   09-01-17              6.50                  2,907,001          3,090,471
   10-01-17              5.50                    849,724            871,731
   11-01-17              5.50                  3,134,516          3,215,770
   12-01-17              5.50                  2,525,073          2,590,778
   12-01-17              6.00                  3,137,635          3,260,304
   02-01-18              5.50                  3,449,156          3,541,456
   04-01-18              5.50                  4,092,543          4,201,765
   05-01-18              5.00                  2,034,349          2,036,468
   06-01-18              5.00                  1,970,040          1,981,887
   07-01-18              4.50                    435,169            426,294
   08-01-18              4.50                  6,327,011(h)       6,196,517
   08-01-18              4.50                    992,215            972,050
   10-01-18              5.00                  2,846,759          2,849,723
   12-01-18              5.00                  2,105,754          2,113,178
   02-01-19              5.00                  1,685,394          1,687,149
   09-01-22              6.50                    917,202            954,968
   11-01-22              6.00                  1,060,287          1,089,385
   03-01-23              5.50                  2,070,199          2,100,812
   07-01-23              5.00                  1,128,770          1,109,704
   08-01-23              5.50                  4,291,964          4,327,383
   09-01-23              5.50                  3,582,582          3,609,914
   10-01-23              5.50                  1,912,302          1,927,570
   04-01-25              8.00                  1,342,578          1,484,001
   07-01-28              5.50                  1,950,926          1,943,346
   08-01-28              5.50                  1,365,676          1,360,370
   09-01-28              7.50                  1,802,880          1,934,322
   12-01-28              7.00                  1,672,709          1,784,387
   01-01-29              6.00                  1,495,165          1,523,635
   03-01-29              6.50                  3,961,641          4,129,593
   04-01-29              5.00                  1,996,805          1,926,575
   05-01-29              6.00                  1,149,421(b)       1,171,308
   06-01-29              6.00                  5,526,957          5,667,975
   06-01-29              7.50                  1,461,580          1,562,842
   06-01-31              7.00                  3,560,705          3,783,474
   09-01-31              7.00                  2,878,950          3,064,070
   09-01-31              7.50                  2,911,249          3,116,760
   10-01-31              9.50                    206,689            229,274
   11-01-31              6.50                  1,562,479          1,632,612
   01-01-32              6.00                  1,705,086          1,743,530
   01-01-32              6.50                  1,060,940          1,112,234
   03-01-32              7.00                  2,050,396          2,180,304
   04-01-32              6.50                  3,019,728          3,165,698
   04-01-32              7.00                  2,506,359          2,661,340
   05-01-32              6.50                  4,732,438          4,951,045
   05-01-32              7.00                  3,657,441          3,873,764
   06-01-32              6.50                  1,442,396          1,505,382
   07-01-32              6.50                    569,885            590,481
   08-01-32              6.50                  1,836,333          1,915,947
   09-01-32              6.00                  2,533,394          2,577,471
   09-01-32              6.50                  2,846,155          2,949,017
   10-01-32              5.50                    957,976            951,027
   11-01-32              6.00                  4,723,887          4,832,851
   12-01-32              6.00                  1,996,252          2,030,983
   12-01-32              6.50                  2,940,930          3,047,217
   12-01-32              7.50                    484,770            517,543
   01-01-33              6.00                  2,887,872          2,938,115
   01-01-33              7.00                  1,604,840          1,701,092
   02-01-33              5.50                  2,708,962          2,695,021
   03-01-33              5.50                  1,009,477(b)       1,003,770
   03-01-33              5.50                  2,734,160          2,721,713
   03-01-33              6.00                  5,430,134          5,537,171
   03-01-33              6.50                    653,430            679,286
   04-01-33              5.50                 13,564,721         13,504,211
   04-01-33              6.00                  5,010,879          5,100,003
   05-01-33              5.50                 10,386,926         10,313,201
   05-01-33              6.00                  2,243,816          2,289,242
   07-01-33              5.50                  6,767,266          6,716,680
   07-01-33              6.00                  1,499,224          1,531,510
   08-01-33              5.50                  1,454,055          1,442,633
   08-01-33              6.00                  4,179,190          4,250,904
   01-01-34              6.50                    972,895          1,016,565
   04-01-34              5.00                  3,487,616          3,361,434
   06-01-34              5.50                  3,700,000(b)       3,661,846
  Collateralized Mtge Obligation
   05-25-16              4.00                  2,000,000          1,963,475
   12-25-26              8.00                    774,546            828,847
   02-25-44              7.00                  2,000,000          2,115,938
  Interest Only
   10-25-09              0.00                  2,714,817(g)          15,983
   12-25-12             13.29                  1,651,081(g)         125,237

See accompanying notes to investments in securities.

--------------------------------------------------------------------------------
11   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Issuer                  Coupon                  Principal          Value(a)
                         rate                    amount

Mortgage-backed securities (cont.)
Govt Natl Mtge Assn
   04-15-29              6.50%                  $511,968           $532,842
   02-15-30              7.00                    466,902            494,135
   03-15-30              7.00                    551,620            583,795
   12-15-31              6.50                    801,965            834,370
   02-15-32              6.50                    952,957            991,414
   12-15-32              6.00                    798,133            814,111
   05-15-33              6.00                  1,101,734          1,123,493
   03-20-34              6.50                    451,862            466,415
Total                                                           298,476,384

Total bonds
(Cost: $322,571,363)                                           $320,344,424

Option purchased (--%)
Issuer           Notional         Exercise     Expiration          Value(a)
                  amount            price         date

Call
Sept. U.S. Treasury
  Nt Futures
  5-year        $10,000,000        $110.50      June 2004           $4,688

Total option purchased
(Cost: $30,088)                                                      $4,688

Short-term securities (5.9%)
Issuer                Annualized                 Amount            Value(a)
                     yield on date             payable at
                      of purchase               maturity

U.S. government agencies (3.3%)
Federal Home Loan Mtge Corp Disc Nt
   08-17-04              1.14%               $10,000,000         $9,976,900
Federal Natl Mtge Assn Disc Nt
   07-14-04              1.04                    700,000            699,114
Total                                                            10,676,014

Commercial paper (2.6%)
Park Avenue Receivables
   06-01-04              1.03                  4,300,000(c)       4,299,508
Variable Funding Capital
   06-14-04              1.03                  3,900,000(c)       3,898,103
Total                                                             8,197,611

Total short-term securities
(Cost: $18,871,693)                                             $18,873,625

Total investments in securities
(Cost: $341,473,144)(i)                                        $339,222,737

See accompanying notes to investments in securities.
--------------------------------------------------------------------------------
12   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) At May 31, 2004, the cost of securities purchased, including interest purchased, on a when-issued and/or other forward-commitment basis was $19,854,310.

(c) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2004, the value of these securities amounted to $8,197,611 or 2.6% of net assets.

(d) Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in the LIBOR (London InterBank Offering Rate) Index. Interest rate disclosed is the rate in effect on May 31, 2004.

(e) Adjustable rate mortgage; interest rate varies to reflect current market conditions; rate shown is the effective rate on May 31, 2004.

(f) Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and Collateralized Mortgage Obligations. These securities may be issued or guaranteed by U.S. government agencies or instrumentalities, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. Unless otherwise noted, the coupon rates presented are fixed rates.

(g) Interest only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an interest only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages. Interest rate disclosed represents yield based upon the estimated timing and amount of future cash flows as of May 31, 2004.

(h) Partially pledged as initial deposit on the following open interest rate futures contracts (see Note 5 to the financial statements):

     Type of security                                         Notional amount

     Purchase contracts
     U.S. Long Bond, Sept. 2004, 20-year                          $10,700,000

     Sale contracts
     U.S. Treasury Notes, June 2004, 5-year                         2,500,000
     U.S. Treasury Notes, Sept. 2004, 2-year                       20,000,000
     U.S. Treasury Notes, Sept. 2004, 5-year                        2,200,000

(i) At May 31, 2004, the cost of securities for federal income tax purposes was $341,495,787 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                                      $ 1,850,708
     Unrealized depreciation                                       (4,123,758)
                                                                   ----------
     Net unrealized depreciation                                  $(2,273,050)
                                                                  -----------

--------------------------------------------------------------------------------
13   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Financial Statements

Statement of assets and liabilities
AXP U.S. Government Mortgage Fund

May 31, 2004
Assets
Investments in securities, at value (Note 1)
    (identified cost $341,473,144)                                                                     $339,222,737
Cash in bank on demand deposit                                                                               23,242
Capital shares receivable                                                                                   108,011
Accrued interest receivable                                                                               1,377,077
Receivable for investment securities sold                                                                 1,123,996
                                                                                                          ---------
Total assets                                                                                            341,855,063
                                                                                                        -----------
Liabilities
Dividends payable to shareholders                                                                            54,994
Capital shares payable                                                                                      177,644
Payable for investment securities purchased                                                               1,053,330
Payable for securities purchased on a forward-commitment basis (Note 1)                                  19,854,310
Accrued investment management services fee                                                                    4,575
Accrued distribution fee                                                                                      5,152
Accrued transfer agency fee                                                                                   1,563
Accrued administrative services fee                                                                             440
Other accrued expenses                                                                                       58,382
                                                                                                             ------
Total liabilities                                                                                        21,210,390
                                                                                                         ----------
Net assets applicable to outstanding capital stock                                                     $320,644,673
                                                                                                       ============
Represented by
Capital stock -- $.01 par value (Note 1)                                                               $    636,828
Additional paid-in capital                                                                              324,497,854
Excess of distributions over net investment income                                                         (169,582)
Accumulated net realized gain (loss)                                                                     (2,137,388)
Unrealized appreciation (depreciation) on investments                                                    (2,183,039)
                                                                                                         ----------
Total -- representing net assets applicable to outstanding capital stock                               $320,644,673
                                                                                                       ============
Net assets applicable to outstanding shares:                 Class A                                   $177,289,900
                                                             Class B                                   $128,608,354
                                                             Class C                                   $ 14,724,034
                                                             Class I                                   $      9,767
                                                             Class Y                                   $     12,618
Net asset value per share of outstanding capital stock:      Class A shares           35,218,317       $       5.03
                                                             Class B shares           25,536,915       $       5.04
                                                             Class C shares            2,923,120       $       5.04
                                                             Class I shares                1,942       $       5.03
                                                             Class Y shares                2,507       $       5.03
                                                                                           -----       ------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
14   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Statement of operations
AXP U.S. Government Mortgage Fund

Year ended May 31, 2004
Investment income
Income:
Interest                                                                                                $16,242,923
                                                                                                        -----------
Expenses (Note 2):
Investment management services fee                                                                        2,063,726
Distribution fee
    Class A                                                                                                 540,930
    Class B                                                                                               1,621,705
    Class C                                                                                                 183,111
Transfer agency fee                                                                                         564,542
Incremental transfer agency fee
    Class A                                                                                                  31,990
    Class B                                                                                                  38,589
    Class C                                                                                                   3,954
Service fee -- Class Y                                                                                           12
Administrative services fees and expenses                                                                   204,741
Compensation of board members                                                                                 9,925
Custodian fees                                                                                               76,690
Printing and postage                                                                                         82,731
Registration fees                                                                                           103,609
Audit fees                                                                                                   19,000
Other                                                                                                           727
                                                                                                                ---
Total expenses                                                                                            5,545,982
    Expenses waived/reimbursed by AEFC (Note 2)                                                            (268,608)
                                                                                                           --------
                                                                                                          5,277,374
    Earnings credits on cash balances (Note 2)                                                               (5,775)
                                                                                                             ------
Total net expenses                                                                                        5,271,599
                                                                                                          ---------
Investment income (loss) -- net                                                                          10,971,324
                                                                                                         ----------
Realized and unrealized gain (loss) -- net
Net realized gain (loss) on:
    Security transactions (Note 3)                                                                       (1,934,596)
    Futures contracts                                                                                       (79,025)
    Options contracts written (Note 6)                                                                      252,128
                                                                                                            -------
Net realized gain (loss) on investments                                                                  (1,761,493)
Net change in unrealized appreciation (depreciation) on investments                                      (5,682,907)
                                                                                                         ----------
Net gain (loss) on investments                                                                           (7,444,400)
                                                                                                         ----------
Net increase (decrease) in net assets resulting from operations                                         $ 3,526,924
                                                                                                        ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
15   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Statements of changes in net assets
AXP U.S. Government Mortgage Fund

Year ended May 31,                                                                   2004                 2003
Operations and distributions
Investment income (loss) -- net                                                  $  10,971,324         $  9,686,929
Net realized gain (loss) on investments                                             (1,761,493)           5,763,024
Net change in unrealized appreciation (depreciation) on investments                 (5,682,907)           2,819,705
                                                                                    ----------            ---------
Net increase (decrease) in net assets resulting from operations                      3,526,924           18,269,658
                                                                                     ---------           ----------
Distributions to shareholders from:
    Net investment income
       Class A                                                                      (6,673,492)          (6,365,488)
       Class B                                                                      (3,833,418)          (3,718,149)
       Class C                                                                        (435,554)            (383,803)
       Class I                                                                            (167)                  --
       Class Y                                                                            (414)                (475)
    Tax return of capital
       Class A                                                                        (379,306)                  --
       Class B                                                                        (217,882)                  --
       Class C                                                                         (24,756)                  --
       Class I                                                                              (9)                  --
       Class Y                                                                             (24)                  --
    Net realized gain
       Class A                                                                      (2,276,411)            (878,837)
       Class B                                                                      (1,733,487)            (703,993)
       Class C                                                                        (199,554)             (67,316)
       Class Y                                                                            (142)                 (57)
                                                                                   -----------          -----------
Total distributions                                                                (15,774,616)         (12,118,118)
                                                                                   -----------          -----------
Capital share transactions (Note 4)
Proceeds from sales
    Class A shares (Note 2)                                                         80,517,965          277,134,067
    Class B shares                                                                  42,305,093          210,911,273
    Class C shares                                                                   5,501,269           19,636,847
    Class I shares                                                                      44,454                   --
    Class Y shares                                                                         500                  502
Reinvestment of distributions at net asset value
    Class A shares                                                                   8,808,051            6,382,377
    Class B shares                                                                   5,526,710            4,108,191
    Class C shares                                                                     615,962              404,490
    Class I shares                                                                          66                   --
    Class Y shares                                                                         111                   85
Payments for redemptions
    Class A shares                                                                (156,430,470)         (93,565,033)
    Class B shares (Note 2)                                                       (114,195,539)         (45,757,524)
    Class C shares (Note 2)                                                        (12,356,331)          (3,415,045)
    Class I shares                                                                     (34,542)                  --
    Class Y shares                                                                          --                 (132)
                                                                                   -----------          -----------
Increase (decrease) in net assets from capital share transactions                 (139,696,701)         375,840,098
                                                                                  ------------          -----------
Total increase (decrease) in net assets                                           (151,944,393)         381,991,638
Net assets at beginning of year                                                    472,589,066           90,597,428
                                                                                   -----------           ----------
Net assets at end of year                                                        $ 320,644,673         $472,589,066
                                                                                 =============         ============

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
16   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Notes to Financial Statements

AXP U.S. Government Mortgage Fund

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is a series of AXP Government Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. AXP Government Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the board. The Fund invests primarily in debt obligations guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Although the Fund may invest in any U.S. government securities, it is anticipated that U.S. government securities representing part ownership in pools of mortgage loans (mortgage-backed securities) will comprise a large percentage of the Fund's investments.

The Fund offers Class A, Class B, Class C and Class Y shares.

o  Class A shares are sold with a front-end sales charge.

o Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth calendar year of ownership.

o  Class C shares may be subject to a CDSC.

o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

Effective March 4, 2004, the Fund offers an additional class of shares, Class I, exclusively to certain institutional investors. Class I shares have no sales charge and are made available through a separate prospectus supplement provided to investors eligible to purchase the shares. As of May 31, 2004, American Express Financial Corporation (AEFC) and the AXP Portfolio Builder Funds owned 100% of Class I shares.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, incremental transfer agency fee and service fee (class specific expenses) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates

Preparing financial statements that conform to accounting principles generally accepted in the United States of America requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

--------------------------------------------------------------------------------
17   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Valuation of securities

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write put and call options. This may include purchasing mortgage-backed security (MBS) put spread options and writing covered MBS call spread options. MBS spread options are based upon the changes in the price spread between a specified mortgage-backed security and a like-duration Treasury security. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions

To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

--------------------------------------------------------------------------------
18   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Short sales

The Fund may engage in short sales. In these transactions, the Fund sells a security that it does not own. The Fund is obligated to replace the security that was short by purchasing it at the market price at the time of replacement or entering into an offsetting transaction with the broker. The price at such time may be more or less than the price at which the Fund sold the security.

Securities purchased on a forward-commitment basis

Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. As of May 31, 2004, the Fund has entered into outstanding when-issued securities of $17,685,018 and other forward-commitments of $2,169,292.

The Fund also enters into transactions to sell purchase commitments to third parties at current market values and concurrently acquires other purchase commitments for similar securities at later dates. As an inducement for the Fund to "roll over" its purchase commitments, the Fund receives negotiated amounts in the form of reductions of the purchase price of the commitment.

Federal taxes

The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been increased by $38,038 and accumulated net realized loss has been increased by $37,418 resulting in a net reclassification adjustment to decrease paid-in capital by $620.

--------------------------------------------------------------------------------
19   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

The tax character of distributions paid for the years indicated is as follows:

Year ended May 31,                             2004             2003

Class A
Distributions paid from:
     Ordinary income                        $8,814,309       $7,244,325
     Long-term capital gain                    135,594               --
     Tax return of capital                     379,306               --
Class B
Distributions paid from:
     Ordinary income                         5,463,649        4,422,142
     Long-term capital gain                    103,256               --
     Tax return of capital                     217,882               --
Class C
Distributions paid from:
     Ordinary income                           623,221          451,119
     Long-term capital gain                     11,887               --
     Tax return of capital                      24,756               --
Class I*
Distributions paid from:
     Ordinary income                               167              N/A
     Long-term capital gain                         --              N/A
     Tax return of capital                           9               --
Class Y
Distributions paid from:
     Ordinary income                               548              532
     Long-term capital gain                          8               --
     Tax return of capital                          24               --

* Inception date was March 4, 2004.

As of May 31, 2004, the components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income                               $        --
Accumulated long-term gain (loss)                           $(1,882,303)
Unrealized appreciation (depreciation)                      $(2,552,712)

Dividends to shareholders

Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

Other

Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

--------------------------------------------------------------------------------
20   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

2. EXPENSES AND SALES CHARGES

The Fund has agreements with AEFC to manage its portfolio and provide administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.52% to 0.395% annually.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.05% to 0.025% annually. A minor portion of additional administrative service expenses paid by the Fund are consultants' fees and fund office expenses. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other American Express mutual funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $20.50

o  Class B $21.50

o  Class C $21.00

o  Class Y $18.50

The incremental transfer agency fee is the amount charged to the specific classes for the additional expense above the fee for Class Y.

Class I pays a transfer agency fee at an annual rate per shareholder account of $1. This amount is included in the transfer agency fee on the statement of operations.

In addition, AECSC is entitled to charge an annual closed account fee of $5 per inactive account, charged on a pro rata basis from the date the account becomes inactive until the date the account is purged from the transfer agent system generally within one year. However, the closed account fee is currently not effective.

The Fund has agreements with American Express Financial Advisors Inc. (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at an annual rate up to 0.25% of the Fund's average daily net assets attributable to Class A shares and up to 1.00% for Class B and Class C shares.

Under a Shareholder Service Agreement, the Fund pays the Distributor a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by the Distributor for distributing Fund shares were $1,117,521 for Class A, $279,925 for Class B and $16,963 for Class C for the year ended May 31, 2004.

--------------------------------------------------------------------------------
21   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

For the year ended May 31, 2004, AEFC and its affiliates waived certain fees and expenses to 0.98% for Class A, 1.74% for Class B, 1.74% for Class C, 0.64% for Class I and 0.81% for Class Y. Beginning June 1, 2004, AEFC and its affiliates have agreed to waive certain fees and expenses until May 31, 2005. Under this agreement, net expenses will not exceed 0.945% for Class A, 1.695% for Class B, 1.695% for Class C, 0.645% for Class I and 0.765% for Class Y of the Fund's average daily net assets.

During the year ended May 31, 2004, the Fund's custodian and transfer agency fees were reduced by $5,775 as a result of earnings credits from overnight cash balances. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $642,311,752 and $773,253,852, respectively, for the year ended May 31, 2004. Realized gains and losses are determined on an identified cost basis.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the years indicated are as follows:

                                                                   Year ended May 31, 2004
                                              Class A         Class B        Class C     Class I*    Class Y
Sold                                       15,645,306       8,226,489      1,069,281        8,629         97
Issued for reinvested distributions         1,719,729       1,078,130        120,137           13         22
Redeemed                                  (30,490,915)    (22,241,050)    (2,408,909)      (6,700)        --
                                          -----------     -----------     ----------       ------        ---
Net increase (decrease)                   (13,125,880)    (12,936,431)    (1,219,491)       1,942        119
                                          -----------     -----------     ----------        -----        ---

* Inception date was March 4, 2004.

                                                                   Year ended May 31, 2003
                                              Class A         Class B        Class C      Class I    Class Y
Sold                                       53,840,581      40,951,953      3,809,031          N/A         98
Issued for reinvested distributions         1,236,256         795,646         78,342          N/A         16
Redeemed                                  (18,129,387)     (8,851,021)      (659,979)         N/A        (25)
                                          -----------     -----------     ----------        -----        ---
Net increase (decrease)                    36,947,450      32,896,578      3,227,394          N/A         89
                                          -----------     -----------     ----------        -----        ---

5. INTEREST RATE FUTURES CONTRACTS

As of May 31, 2004, investments in securities included securities valued at $601,669 that were pledged as collateral to cover initial margin deposits on 107 open purchase contracts and 147 open sale contracts. The notional market value of the open purchase contracts as of May 31, 2004 was $11,258,406 with a net unrealized loss of $48,592. The notional market value of the open sale contracts as of May 31, 2004 was $26,173,531 with a net unrealized gain of $115,960. See "Summary of significant accounting policies" and "Notes to investments in securities."

--------------------------------------------------------------------------------
22   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

6. OPTIONS CONTRACTS WRITTEN

Contracts and premiums associated with options contracts written are as follows:

                                         Year ended May 31, 2004
                                     Puts                       Calls
                             Contracts   Premiums      Contracts    Premiums
Balance May 31, 2003              --    $      --           --    $        --
Opened                           211      152,923        1,474      1,743,950
Closed                          (211)    (152,923)      (1,474)    (1,743,950)
                                ----     --------       ------     ----------
Balance May 31, 2004              --    $      --           --    $        --
                                ----    ---------       ------    -----------

See "Summary of significant accounting policies."

7. BANK BORROWINGS

The Fund has a revolving credit agreement with a syndicate of banks headed by Deutsche Bank, whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must maintain asset coverage for borrowings of at least 300%. The agreement, which enables the Fund to participate with other American Express mutual funds, permits borrowings up to $500 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to either the LIBOR plus 0.50%, the IBOR plus 0.50% or the higher of the Federal Funds Rate plus 0.25% and the Prime Lending Rate. Borrowings are payable within 60 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.09% per annum. The Fund had no borrowings outstanding during the year ended May 31, 2004.

8. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund has a capital loss carry-over of $1,882,303 as of May 31, 2004 that will expire in 2012 and 2013 if not offset by capital gains. It is unlikely the board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires.

--------------------------------------------------------------------------------
23   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

9. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Class A
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004         2003          2002(b)
Net asset value, beginning of period                                                  $5.19        $5.06         $5.01
Income from investment operations:
Net investment income (loss)                                                            .16          .19           .04
Net gains (losses) (both realized and unrealized)                                      (.09)         .16           .04
Total from investment operations                                                        .07          .35           .08
Less distributions:
Dividends from net investment income                                                   (.16)        (.20)         (.03)
Tax return of capital                                                                  (.01)          --            --
Distributions from realized gains                                                      (.06)        (.02)           --
Total distributions                                                                    (.23)        (.22)         (.03)
Net asset value, end of period                                                        $5.03        $5.19         $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                                                $177         $251           $58
Ratio of expenses to average daily net assets(c),(e)                                   .98%         .99%          .95%(d)
Ratio of net investment income (loss) to average daily net assets                     3.11%        3.31%         2.98%(d)
Portfolio turnover rate (excluding short-term securities)                              163%         227%          200%
Total return(f)                                                                       1.27%        6.93%         1.75%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class A would have been 1.05%, 1.06% and 1.58% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
24   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class B
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004         2003          2002(b)
Net asset value, beginning of period                                                  $5.20        $5.07         $5.01
Income from investment operations:
Net investment income (loss)                                                            .12          .15           .03
Net gains (losses) (both realized and unrealized)                                      (.09)         .16           .05
Total from investment operations                                                        .03          .31           .08
Less distributions:
Dividends from net investment income                                                   (.12)        (.16)         (.02)
Tax return of capital                                                                  (.01)          --            --
Distributions from realized gains                                                      (.06)        (.02)           --
Total distributions                                                                    (.19)        (.18)         (.02)
Net asset value, end of period                                                        $5.04        $5.20         $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                                                $129         $200           $28
Ratio of expenses to average daily net assets(c),(e)                                  1.74%        1.75%         1.74%(d)
Ratio of net investment income (loss) to average daily net assets                     2.35%        2.49%         2.68%(d)
Portfolio turnover rate (excluding short-term securities)                              163%         227%          200%
Total return(f)                                                                        .52%        6.12%         1.76%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class B would have been 1.80%, 1.82% and 2.34% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
25   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class C
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004         2003          2002(b)
Net asset value, beginning of period                                                  $5.20        $5.07         $5.01
Income from investment operations:
Net investment income (loss)                                                            .12          .15           .03
Net gains (losses) (both realized and unrealized)                                      (.09)         .16           .05
Total from investment operations                                                        .03          .31           .08
Less distributions:
Dividends from net investment income                                                   (.12)        (.16)         (.02)
Tax return of capital                                                                  (.01)          --            --
Distributions from realized gains                                                      (.06)        (.02)           --
Total distributions                                                                    (.19)        (.18)         (.02)
Net asset value, end of period                                                        $5.04        $5.20         $5.07

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $15          $22            $5
Ratio of expenses to average daily net assets(c),(e)                                  1.74%        1.75%         1.73%(d)
Ratio of net investment income (loss) to average daily net assets                     2.36%        2.50%         2.60%(d)
Portfolio turnover rate (excluding short-term securities)                              163%         227%          200%
Total return(f)                                                                        .52%        6.12%         1.74%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class C would have been 1.80%, 1.82% and 2.34% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
26   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class I
Per share income and capital changes(a)
Fiscal period ended May 31,                                             2004(b)
Net asset value, beginning of period                                   $5.15
Income from investment operations:
Net investment income (loss)                                             .05
Net gains (losses) (both realized and unrealized)                       (.11)
Total from investment operations                                        (.06)
Less distributions:
Dividends from net investment income                                    (.06)
Net asset value, end of period                                         $5.03

Ratios/supplemental data
Net assets, end of period (in millions)                                  $--
Ratio of expenses to average daily net assets(c)                        .64%(d)
Ratio of net investment income (loss) to average daily net assets      3.39%(d)
Portfolio turnover rate (excluding short-term securities)               163%
Total return(e)                                                       (1.38%)(f)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b)  Inception date was March 4, 2004.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e)  Total return does not reflect payment of a sales charge.

(f)  Not annualized.

--------------------------------------------------------------------------------
27   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class Y
Per share income and capital changes(a)
Fiscal period ended May 31,                                                            2004         2003          2002(b)
Net asset value, beginning of period                                                  $5.19        $5.06         $5.01
Income from investment operations:
Net investment income (loss)                                                            .17          .19           .04
Net gains (losses) (both realized and unrealized)                                      (.09)         .16           .04
Total from investment operations                                                        .08          .35           .08
Less distributions:
Dividends from net investment income                                                   (.17)        (.20)         (.03)
Tax return of capital                                                                  (.01)          --            --
Distributions from realized gains                                                      (.06)        (.02)           --
Total distributions                                                                    (.24)        (.22)         (.03)
Net asset value, end of period                                                        $5.03        $5.19         $5.06

Ratios/supplemental data
Net assets, end of period (in millions)                                                 $--          $--           $--
Ratio of expenses to average daily net assets(c),(e)                                   .81%         .80%          .78%(d)
Ratio of net investment income (loss) to average daily net assets                     3.29%        3.68%         2.95%(d)
Portfolio turnover rate (excluding short-term securities)                              163%         227%          200%
Total return(f)                                                                       1.45%        7.10%         1.80%(g)

(a)  For a share outstanding throughout the period. Rounded to the nearest cent.

(b) For the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002.

(c) Expense ratio is based on total expenses of the Fund before reduction of earnings credits on cash balances.

(d)  Adjusted to an annual basis.

(e) AEFC waived/reimbursed the Fund for certain expenses. Had AEFC not done so, the annual ratios of expenses for Class Y would have been 0.87%, 0.88% and 1.40% for the periods ended May 31, 2004, 2003 and 2002, respectively.

(f)  Total return does not reflect payment of a sales charge.

(g)  Not annualized.

--------------------------------------------------------------------------------
28   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

THE BOARD AND SHAREHOLDERS

AXP GOVERNMENT INCOME SERIES, INC.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of AXP U.S. Government Mortgage Fund (a series of AXP Government Income Series, Inc.) as of May 31, 2004, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended May 31, 2004, and the financial highlights for each of the years in the two-year period ended May 31, 2004 and for the period from Feb. 14, 2002 (when shares became publicly available) to May 31, 2002. These financial statements and the financial highlights are the responsibility of fund management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AXP U.S. Government Mortgage Fund as of May 31, 2004, and the results of its operations, changes in its net assets and the financial highlights for each of the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Minneapolis, Minnesota

July 20, 2004

--------------------------------------------------------------------------------
29   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Federal Income Tax Information

(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. The dividends listed below are reported to you on Form 1099-DIV, Dividends and Distributions. Shareholders should consult a tax advisor on how to report distributions for state and local tax purposes.

AXP U.S. Government Mortgage Fund
Fiscal year ended May 31, 2004

Class A

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          0.00%
     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01413
July 24, 2003                                                         0.01310
Aug. 22, 2003                                                         0.01107
Sept. 22, 2003                                                        0.01100
Oct. 23, 2003                                                         0.01100
Nov. 21, 2003                                                         0.01100
Dec. 22, 2003                                                         0.07590
Jan. 26, 2004                                                         0.01380
Feb. 25, 2004                                                         0.01600
March 26, 2004                                                        0.01750
April 26, 2004                                                        0.01666
May 26, 2004                                                          0.01402
Total                                                                $0.22518

Capital gain distributions -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2003                                                        $0.00340
Total distributions*                                                 $0.22858

--------------------------------------------------------------------------------
30   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class B

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          0.00%
     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01076
July 24, 2003                                                         0.00975
Aug. 22, 2003                                                         0.00798
Sept. 22, 2003                                                        0.00768
Oct. 23, 2003                                                         0.00767
Nov. 21, 2003                                                         0.00788
Dec. 22, 2003                                                         0.07255
Jan. 26, 2004                                                         0.01006
Feb. 25, 2004                                                         0.01292
March 26, 2004                                                        0.01428
April 26, 2004                                                        0.01337
May 26, 2004                                                          0.01088
Total                                                                $0.18578

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2003                                                        $0.00340
Total distributions*                                                 $0.18918

Class C

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          0.00%
     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01078
July 24, 2003                                                         0.00976
Aug. 22, 2003                                                         0.00797
Sept. 22, 2003                                                        0.00771
Oct. 23, 2003                                                         0.00767
Nov. 21, 2003                                                         0.00789
Dec. 22, 2003                                                         0.07256
Jan. 26, 2004                                                         0.01008
Feb. 25, 2004                                                         0.01305
March 26, 2004                                                        0.01429
April 26, 2004                                                        0.01338
May 26, 2004                                                          0.01088
Total                                                                $0.18602

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2003                                                        $0.00340
Total distributions*                                                 $0.18942

--------------------------------------------------------------------------------
31   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Class I

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          0.00%
     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
March 26, 2004                                                       $0.02217
April 26, 2004                                                        0.01851
May 26, 2004                                                          0.01578
Total distributions                                                  $0.05646

Class Y

Income distributions -- taxable as dividend income:
     Qualified Dividend Income for individuals                          0.00%
     Dividends Received Deduction for corporations                      0.00%

Payable date                                                        Per share
June 23, 2003                                                        $0.01489
July 24, 2003                                                         0.01384
Aug. 22, 2003                                                         0.01178
Sept. 22, 2003                                                        0.01218
Oct. 23, 2003                                                         0.01177
Nov. 21, 2003                                                         0.01168
Dec. 22, 2003                                                         0.07660
Jan. 26, 2004                                                         0.01460
Feb. 25, 2004                                                         0.01664
March 26, 2004                                                        0.01808
April 26, 2004                                                        0.01777
May 26, 2004                                                          0.01469
Total                                                                $0.23452

Capital gain distribution -- taxable as long-term capital gain.

Payable date                                                        Per share
Dec. 22, 2003                                                        $0.00340
Total distributions*                                                 $0.23792

* $0.01 per share represents a tax return of capital.

--------------------------------------------------------------------------------
32   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Board Members and Officers

Shareholders elect a board that oversees the Fund's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

The following is a list of the Fund's board members. Each member oversees 15 Master Trust portfolios and 86 American Express mutual funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

Independent Board Members

Name, address, age                 Position held       Principal occupation during past five     Other directorships
                                   with Fund and       years
                                   length of service
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Arne H. Carlson                    Board member        Chair, Board Services Corporation
901 S. Marquette Ave.              since 1999          (provides administrative services to
Minneapolis, MN 55402                                  boards). Former Governor  of Minnesota
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Philip J. Carroll, Jr.             Board member        Retired Chairman and CEO,  Fluor          Scottish Power PLC, Vulcan
901 S. Marquette Ave.              since 2002          Corporation (engineering and              Materials Company, Inc.
Minneapolis, MN 55402                                  construction) since 1998                  (construction
Age 66                                                                                           materials/chemicals)
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Livio D. DeSimone                  Board member        Retired Chair of the Board and  Chief     Cargill, Incorporated
30 Seventh Street East             since 2001          Executive Officer, Minnesota Mining and   (commodity merchants and
Suite 3050                                             Manufacturing (3M)                        processors), General Mills,
St. Paul, MN 55101-4901                                                                          Inc. (consumer foods),
Age 70                                                                                           Vulcan Materials Company
                                                                                                 (construction materials/
                                                                                                 chemicals), Milliken &
                                                                                                 Company (textiles and
                                                                                                 chemicals), and Nexia
                                                                                                 Biotechnologies, Inc.
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Anne P. Jones                      Board member        Attorney and Consultant
901 S. Marquette Ave.              since 1985
Minneapolis, MN 55402
Age 69
---------------------------------- ------------------- ----------------------------------------- -----------------------------
Stephen R. Lewis, Jr.*             Board member        Retired President and Professor of        Valmont Industries, Inc.
901 S. Marquette Ave.              since 2002          Economics, Carleton College               (manufactures irrigation
Minneapolis, MN 55402                                                                            systems)
Age 65
---------------------------------- ------------------- ----------------------------------------- -----------------------------

* Interested person of AXP Partners International Aggressive Growth Fund by reason of being a security holder of FleetBoston Financial Corporation, parent company of Columbia Wanger Asset Management, L.P., one of the fund's subadvisers.

--------------------------------------------------------------------------------
33   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

Independent Board Members (continued)

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alan K. Simpson                   Board member         Former three-term United States Senator
1201 Sunshine Ave.                since 1997           for Wyoming
Cody, WY 82414
Age 72
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Alison Taunton-Rigby              Board member since   Founder and Chief Executive Officer,
901 S. Marquette Ave.             2002                 RiboNovix, Inc. since 2004; President,
Minneapolis, MN 55402                                  Forester Biotech since 2000; prior to
Age 60                                                 that, President and CEO, Aquila
                                                       Biopharmaceuticals, Inc.
--------------------------------- -------------------- ----------------------------------------- -----------------------------

Board Member Affiliated with AEFC**

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
William F. Truscott               Board member         Senior Vice President - Chief
53600 AXP Financial Center        since 2001,  Vice    Investment Officer of AEFC since 2001.
Minneapolis, MN 55474             President  since     Former Chief Investment Officer and
Age 43                            2002                 Managing Director, Zurich Scudder
                                                       Investments
--------------------------------- -------------------- ----------------------------------------- -----------------------------

** Interested person by reason of being an officer, director and/or employee of AEFC.

--------------------------------------------------------------------------------
34   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

The board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the board. In addition to Mr. Truscott, who is vice president, the Fund's other officers are:

Other Officers

Name, address, age                Position held        Principal occupation during past five     Other directorships
                                  with Fund and        years
                                  length of service
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Jeffrey P. Fox                    Treasurer since      Vice President - Investment Accounting,
50005 AXP Financial Center        2002                 AEFC, since 2002;  Vice President -
Minneapolis, MN 55474                                  Finance, American Express Company,
Age 49                                                 2000-2002;  Vice President - Corporate
                                                       Controller, AEFC, 1996-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Paula R. Meyer                    President since      Senior Vice President and General
596 AXP Financial Center          2002                 Manager - Mutual Funds, AEFC, since
Minneapolis, MN 55474                                  2002; Vice President and Managing
Age 50                                                 Director - American Express Funds,
                                                       AEFC, 2000-2002; Vice President, AEFC,
                                                       1998-2000
--------------------------------- -------------------- ----------------------------------------- -----------------------------
Leslie L. Ogg                     Vice President,      President of Board Services Corporation
901 S. Marquette Ave.             General Counsel,
Minneapolis, MN 55402             and Secretary
Age 65                            since 1978
--------------------------------- -------------------- ----------------------------------------- -----------------------------

The SAI has additional information about the Fund's directors and is available, without charge, upon request by calling (800) 862-7919.

Proxy Voting

The policy of the Board is to vote all proxies of the companies in which the Fund holds investments. The procedures are stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling
(800) 862-7919; by looking at the Web site americanexpress.com/funds; or by searching the Web site of the Securities and Exchange Commission http://www.sec.gov. You may view the Fund's voting record for all portfolio companies whose shareholders meetings were completed the previous quarter on americanexpress.com/funds or obtain a copy by calling the Fund's administrator, Board Services Corporation, collect at (612) 330-9283. In addition, after August 2004, information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available at http://www.sec.gov.

--------------------------------------------------------------------------------
35   --   AXP U.S. GOVERNMENT MORTGAGE FUND   --   2004 ANNUAL REPORT

(logo)
AMERICAN
 EXPRESS
(R)

American Express Funds
70100 AXP Financial Center
Minneapolis, MN 55474

This report must be accompanied or preceded by the Fund's current prospectus. Distributed by American Express Financial Advisors Inc. Member NASD. American Express Company is separate from American Express Financial Advisors Inc. and is not a broker-dealer.

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Livio D. DeSimone, Anne P. Jones, and Alan G. Quasha, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees paid for the years ended May 31, to KPMG LLP for professional services rendered for the audits of the annual financial statements for AXP Government Income Series, Inc. were as follows:

                  2003 - $28,773;                             2002 - $30,588

(b) Audit - Related Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection with the registrant's security count pursuant to Rule 17f-2 for AXP Government Income Series, Inc. were as follows:

                  2003 - $579;                                2002 - $771

(c) Tax Fees. The fees paid for the years ended May 31, to KPMG LLP for tax compliance related services for AXP Government Income Series, Inc. were as follows:

                  2003 - $5,450;                              2002 - $5,150

(d) All Other Fees. The fees paid for the years ended May 31, to KPMG LLP for additional professional services rendered in connection to proxy filing for AXP Government Income Series, Inc. were as follows:

                  2003 - None;                                2002 - $45

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by KPMG LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2003 and 2002 were pre-approved by the audit committee with the exception of the 2002 tax fees.

(f)      Not applicable.

(g) Non-Audit Fees. The fees paid for the years ended May 31, by the registrant for non-audit services to KPMG LLP were as follows:

                  2003 - None;                                2002 - None

         The fees paid for the years ended May 31, to KPMG LLP by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                  2003 - $71,000;                             2002 - $164,000

(h) For the fees disclosed in item (g) above, 100% and 97% of the fees for services performed during 2003 and 2002, respectively, were pre-approved by the audit committee. The exception was a 2002 tax research request by the adviser on defaulted securities for $5,000. The amounts not pre-approved are compatible with maintaining KPMG LLP's independence.

Item 5.    Audit Committee of Listed Registrants. Not applicable.

Item 6.    [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 9.    Submission of matters to a vote of security holders. Not applicable.

Item 10.   Controls and Procedures.

           (a) The registrant's Principal Executive Officer and Principal Financial Officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

           (b) At the date of filing this Form N-CSR, the registrant's Principal Executive Officer and Principal Financial Officer are aware of no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11.   Exhibits.

           (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

           (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by
           Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

           (a)(3) Not applicable.

           (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                  AXP Government Income Series, Inc.




By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By                        /s/ Paula R. Meyer
                          ------------------
                              Paula R. Meyer
                              President and Principal Executive Officer

Date                          August 3, 2004



By                        /s/ Jeffrey P. Fox
                          ------------------
                              Jeffrey P. Fox
                              Treasurer and Principal Financial Officer

Date                          August 3, 2004